[REGISTERED LOGO]
BARON
FUNDS

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              BARON ASSET
 1            FUND
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PERFORMANCE................................................. 1
THE RISE AND FALL OF TECH
AND THE INTERNET............................................ 2
INVESTMENT STRATEGY......................................... 3
COMPANY NEWS................................................ 6
"2300 GUESTS AND THE
SOLITARY MAN"............................................... 8


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              BARON GROWTH
 2            FUND
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PERFORMANCE.................................................10
SMALL BUSINESSES . . .
BIG IDEAS...................................................11
PORTFOLIO STRUCTURE.........................................12


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              BARON SMALL
 3            CAP FUND
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PERFORMANCE AND
PHILOSOPHY..................................................14

PORTFOLIO COMPOSITION
AND KEY HOLDINGS............................................15


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              BARON
 4            iOPPORTUNITY
              FUND
--------------------------------------------------------------

PERFORMANCE.................................................18

PORTFOLIO CONSTRUCTION
AND STRATEGY................................................20

PORTFOLIO HOLDINGS..........................................21

CONCLUSION..................................................23




767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON
baronfunds.com

                                                     THIS ANNUAL REPORT CONTAINS
                                                      INFORMATION FOR FOUR FUNDS


--------------------------------------------------------------------------------
 BARON ASSET FUND
--------------------------------------------------------------------------------


ANNUAL REPORT                                               SEPTEMBER 30, 2000


Dear Baron Asset

Fund Shareholder:

--------------------------------------------------------------------------------
PERFORMANCE

Results of Baron Asset Fund were satisfactory for the fiscal year ended September 30. During the fiscal year, Baron Asset Fund's performance was helped by the very strong performance of our education stocks, DeVry, Apollo and Education Management. Although these businesses did well last year, their stocks did not. This year their businesses continued to do well and their stocks recovered. Ditto for professional, financial executive, temp placement firm Robert Half. Also boosting Baron Asset's performance this fiscal year has been the continuing strong stock price performance of specialized data base business ChoicePoint and specialized chemicals producer OM Group. Stocks of these mid-sized businesses with small market capitalizations have performed well both last year and this.

After outstanding stock price performance during the first six months of our fiscal year, several of our successful, long term investments purchased for value prices years ago fell sharply in price. These businesses are now well regarded and more fairly valued. Our communications investments were adversely affected this year by troubled high-yield debt markets, an important source of capital for their building programs. Our two principal communications investments, American Tower and NTL, are well funded for years to come. And anyone who uses a cellular phone just knows that we need more of American Tower's communications towers. Increasing data transmissions (the Internet) will further bolster tower demand. NTL will benefit in coming months

-------------------------------
PERFORMANCE
FOR THE YEAR ENDED
SEPTEMBER 30, 2000


BARON ASSET FUND       22.8%
S&P 500*               13.3%
RUSSELL 2000*          23.4%

-------------------------------

-------------------------------
PERFORMANCE
FOR THE 5 YEARS ENDED
SEPTEMBER 30, 2000
ANNUALIZED


BARON ASSET FUND      16.7%
S&P 500*              21.7%
RUSSELL 2000*         12.4%
-------------------------------

-------------------------------
PERFORMANCE
SINCE INCEPTION
JUNE 12, 1987 THROUGH
SEPTEMBER 30, 2000
CUMULATIVE



BARON ASSET FUND     724.2%
S&P 500*             570.7%
RUSSELL 2000*        295.8%
-------------------------------
* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

                       B A R O N    A S S E T    F U N D

from its program to bring fibre close to its homes in the U.K. It will soon offer its customers not high speed Internet access, but exceptional speed Internet access, and the services that portends, i.e., streaming media and video on demand.

Slowing advertising revenue growth, partly a function of comparisons to very strong growth last year, hurt our radio and television stocks this year. We think this is a short term phenomenon. Charles Schwab's shares first rallied sharply and then fell nearly as sharply when Internet shares fell. Schwab's earnings ultimately depend upon the level of customer assets held at that firm, which have continued to increase. Its shares are now valued for about 3.5% of its current customers' assets. We expect these assets could triple in the next five or six years. Based upon expected earnings, we think Schwab should be valued for 6-7% of customer assets during the good times. Slow growing banks, with vast fixed overheads, are often valued for almost 10% of deposits since they offer more services. Schwab's revenues have fallen as a percentage of customer assets for the past several years, but could soon begin to increase as the firm offers its customers more services. Schwab's margins should then increase. . . significantly. Flextronics' shares increased sharply this year and, despite their recent decline, are still ahead for the year substantially.

During the first calendar quarter, although these businesses remain among our favorite investments, Baron Asset Fund reduced its communications and media holdings, including American Tower and NTL, as well as its investments in Schwab and Flextronics, moderately as a percentage of our assets. This was the second time we had done so in years. We also reduced our Schwab holdings in the first quarter of 1999, after Schwab's shares quintupled in price in less than a year and became a very large part of our Fund.

While prices for our communications and media stocks and several of our other long term successful investments have declined since April, many of our small company investments including Vail, Seacor, Manor Care, Polo Ralph Lauren, Southern Union, Smart & Final and Ethan Allen have been in stealth bull markets and have rebounded from very depressed levels. Since the results of these smaller growth businesses, in our opinion, never justified deeply depressed, "value" prices, we think these gains are likely to continue.


What's next? We think Baron Asset should soon perform very well although we obviously cannot assure that result. Although most of our businesses are doing very well, only about 18% of our assets are currently invested in businesses whose share prices are close to their highs for the year. We expect our stocks that are now doing well to continue to do so. Our communications and media businesses that are now at depressed prices could provide excess performance during the next fiscal year. This will be especially true if NTL's chairman, George Blumenthal, is correct in his belief that, "Investing in communications fibre to the home is like investing in cellular in 1982!" This belief was relayed to my associate Andrew Peck and me last week as George led the two of us down alleys between apartment buildings and across New York City streets to inspect wires on buildings and manhole covers that hold fibre conduits below.

The rise and fall of tech and the Internet.

Since 1997, tech businesses grew strongly and increased as a percent of our economy from 9% to 11%! But, during the two and a half years ended March 31, 2000, technology and Internet stocks increased as a percentage of the stock market from 10% to 40%! The technology laden Nasdaq index jumped 85% in the six months ended March, and during the prior 30 months about tripled, as did the price earnings ratios of the businesses underlying that index.

Since March, technology and Internet shares have fallen sharply. The Nasdaq index has so far declined about 46%. Many Internet stocks lost nearly all their value this year, falling 90-95% while some of the very best technology businesses lost at least 50% of their stock market values. Technology and Internet businesses still represent about 27% of the stock market's value and their price earning ratios are, on average, still about 2X average non-tech company multiples. This is despite the fact that these businesses are highly competitive; their customers are, for the most part, so called "old economy" businesses; and technology businesses are clearly subject to cyclical demand for their products and services that relates to "old economy" businesses' capital spending.

We think, if you want to invest in "sunrise" Internet businesses as well as businesses with open-ended Internet opportunities and significant competitive advantages that have been purchased at what we believe are attractive prices, you should read Mitch Rubin's Baron iOpportunity Fund shareholder letter that follows. I think you'll agree, after you finish his report, that Baron's approach to the Internet differs substantially from others' and that Mitch's hard work, passion and diligent research could pay off for his shareholders
 . . . big time.


"Hot" IPOs don't offer guaranteed returns. . . at least not guaranteed positive returns! The opposite, in the long run, is more likely.

During the past two and a half years, investment bankers convinced professional managers, as well as individuals including doctors, dentists and nearly everyone else, that "hot" tech and Internet initial public offerings offered investors certain riches...with little risk. The spectacular performance during the past few years of several "post venture capital" mutual funds perpetuated this belief. . . until their dramatic declines beginning in March, of course. Those funds' strategies for investing in IPOs and, even worse, private securities issued by businesses about to go public, have proven anything but a certain path to riches. The skills of fund managers that are necessary to receive large allocations of "hot" IPOs or to receive invitations to invest in private

                       B A R O N    A S S E T    F U N D

companies about to go public do not necessarily mean these managers have the analytical skills and knowledge to determine if they are purchasing good or bad businesses. It merely shows they are able to funnel enough trading commissions to underwriters to justify preferred allocations.

Individuals and most professional mutual fund investors usually don't have either the financial or technical expertise to evaluate risks that venture capitalists are practiced in determining. They certainly don't get enough information about these businesses from perusing a prospectus, or by attending road shows or one hour, "one-on-one," heavily scripted meetings with managements. It must by now be obvious that because you've invested in a stock that initially increases in price certainly does not mean you've invested in a successful business. We think most of the so called "post venture capital" investors and IPO oriented individual traders who purchased unproven businesses at extraordinary valuations too high for venture investors have only shifted the risk of venture capital investing from knowledgeable private to unskilled public investors. We agree with Warren Buffet's recent comment that the innumerable recent "hot" tech and Internet IPOs in the past couple of years have not created wealth but have merely transferred wealth from those who earned it to the owners of the private businesses going public!

Baron Asset Fund's Investment Strategy: A restatement of principles.

Baron Asset invests in fast-growing, small and mid-sized, non-tech businesses with sustainable competitive advantages. . . at attractive prices. . . for the long term. . . that we identify through our own research.

Baron Asset Fund invests in fast growing, non-technology businesses that can create sustainable competitive advantage, in many instances through their own significant investments in technology. The Fund has not invested in the companies that make chips, computers and software because those businesses are so competitive, and scientific advances that can obsolete current technology occur so rapidly. We just believe we can earn better and more consistent returns by investing in businesses that use technology rather than by investing in businesses that make it. . . while incurring significantly less risk.

Valuation is important. . . and it always has been. I have always tried to impress upon my sons the notion that investing in stocks is riskier than leaving your money in the bank or purchasing T-bills. But, if you invest only in "riskless" interest bearing instruments, due to inflation and taxes, every year you're going to fall further behind. "So you've got to invest in businesses by purchasing stocks. When you do, you better be sure that the expected potential returns you can achieve are a lot better than you can get by investing in Treasury bills. The price you pay for a stock, just like the price you pay for a sweater, a computer, a car, your home or anything else, does matter."

We invest in growing businesses. We won't invest in a business that isn't growing just because it's cheap. But we also won't invest in a business with a tremendous growth opportunity if its valuation, in our opinion, already discounts great success. That was the problem with so many Internet investments. Great opportunities. But, the valuations were already huge and were based upon the assumption that these businesses had already achieved great success.

So, how do we value businesses? Like a business person would. . . based upon current cash flows, earnings, asset values, growth rates and long term barriers to entry. . . with only a little premium for a growth opportunity. We're not ready to accord a valuation that approaches General Motors' to a start up business.

We think our research and long term investment horizon provide us with competitive advantage.

Why do we do our own research? We have never thought it particularly useful to follow widely publicized recommendations of large brokerage firms that all seem to arrive at the same conclusion at the same time based upon the same information. Recommendations based upon earnings for a calendar quarter that's just ended beating or missing earnings estimates by a penny. . . upon management presentations at widely attended conferences or conference calls. . . or upon projected interest rates, the nation's economic growth rate, unemployment or inflation rates (all basically unknowable). We don't even care if there's a tie presidential election (we will have a president. . . or, if you believe Saturday Night Live, we'll have a Jack Lemmon/Walter Matthau "Odd Couple" presidency with two presidents).

We think it's better to first identify a large business opportunity. . . and then to identify businesses that could take advantage of the opportunity. We try to regularly visit these companies, as well as their competitors and customers, to determine a business' sustainable competitive advantages and the talent and passion of its executives. What does "the passion of its executives" mean? It means that these executives don't regard what they do as a job, but truly enjoy their work and have a sense of urgency to make things happen. Every day. And, would likely work long hours even if they didn't have to. Like Tina Turner, they want to be "Simply the Best." We have often written that how executives treat their customers, their fellow employees, their community and their fellow investors is an important determinant to the success of a business. You can only measure attitude by seeing it with your own eyes.

When a big opportunity, great executives and attractive fundamentals, including valuation, are all present, we invest for the long term. Long term, to us, means years and years. . . not quarters, months, weeks or days, so that if the business is successful, our Fund should profit accordingly. Most mutual funds have annual portfolio turnover of 100%, i.e., they sell their entire portfolio and replace it every year, leading Jack Bogle, founder of Vanguard, to headline a recent op-ed article in The Wall St. Journal, that "mutual funds have lost their way." Baron Asset Fund's

                       B A R O N    A S S E T    F U N D

portfolio turnover has averaged 15% for the past five years, which means that, on average, it holds investments seven years! We believe this allows our Fund to participate in the long term growth experienced by our successful investments. . . such as Charles Schwab, Robert Half, Flextronics, DeVry, Hispanic Broadcasting, American Tower, NTL, Saga Communications and others where we have multiplied our initial investments many fold.

Do we make mistakes? Absolutely. After all, we're not investing in the large, well established, best known growth companies in America, companies such as GE, Home Depot, Merck and Coca Cola. Rather, our favorites are the small and mid-sized, non-technology businesses which are growing a lot faster and are a lot cheaper than those blue chips. But, they're also riskier. If a significant number of our businesses fulfill their promise of long term, sustainable rapid growth, we expect to earn better returns than a portfolio of today's widely held, blue chip, growth companies. And, better than a diversified portfolio with technology business concentration. Of course we can't make any guarantees.

The outlook for our "sunrise" businesses is good.

Following a three-year bear market in non-technology stocks that ended in March, we are very optimistic about the prospects for our businesses. . . and their stocks. The reasons begin with the very strong growth prospects for our "sunrise" business themes that are the result of many long lasting megatrends we have often written about. Services for a U.S. Hispanic population that is growing five times as rapidly as non-Hispanics. Education to enable individuals to achieve a higher standard of living for themselves and their families in an information economy. Services for the "baby boomer" population segment that is larger and wealthier than any other. Services for the elderly who are growing three times as fast as the overall population. Businesses able to create significant competitive barriers, sustainable competitive advantage, through significant investments in technology. The return potential for our stocks is buttressed by cheap valuations. And, by a more slowly growing economy that may permit Federal Reserve credit easing and, therefore, result in higher stock valuations for our businesses. For practical purposes, "high yield" debt issuance as well as new equity issuance for smaller businesses has stopped due to very stringent credit conditions engineered by the Fed. Small and mid-sized businesses flourishing in the current environment will do even better when market conditions become more favorable.

Regulation FD. (Regulation Fair Disclosure)

Recently implemented SEC Regulation FD should advantage long term investors and negatively impact short-term traders dependent upon advance hints of new contracts and quarterly earnings "beats" and "misses." And, by the way, we just love the ten and twenty page quarterly press releases we now regularly receive with detail never before widely disseminated. They sure shortcut a lot of discussions and allow us to be more productive. But, most importantly, the new Regulation FD certainly doesn't seem intended to prevent strategic discussions between analysts and management regarding the long term prospects for a business. Trying to understand a business' longer term prospects and how its management intends to create competitive advantage has always been critical to investors seeking to make substantial long term investments in businesses. This information, of course, has never been material to a company's short term share price valuation.

For example, other high end art and antiques auctions may provide disclosures regarding sale guarantees and property ownership that comply with the letter, if not the spirit, of regulations. Sotheby's has an opportunity to provide transparency to the auction process not available elsewhere by promulgating ethical standards and offering price histories even though it is not required to do so. Analysts are certainly permitted to discuss with its management how Sotheby's intends to do this. . . how it intends to make its York Avenue headquarters facility into a widely visited art and antiques department store. . . and how it intends to focus its physical auctions on higher priced objects and achieve better price realizations on lower valued goods sold through its dealer network on sothebys.com. They can discuss with Motient how its nationwide, data optimized, wireless network can compete against larger companies' voice and data communications networks. . . and the ultimate value of Motient's customers, if they are successful, and to whom they will be valuable. They can discuss with Vail's management the sort of investments necessary in its town and marketing that will allow it to bring tourists to that community in "shoulder" periods during the ski season. They can discuss with Charles Schwab the sorts of services it can provide its clients to "make them smarter investors" that will allow Schwab to achieve more revenues per dollar of customer assets with which it is entrusted. In other words, analysts can interview management and its competitors to become students of a business; to understand when results are reported, what they mean; and to be able to make judgments about whether a business is successful. They've got to use these interviews to create a mosaic to understand a business. Just like they're trying to understand a topic in a course in college or law school or business school. They just can't find out from management about market moving earnings results before they are released. If analysts are doing their job right, they will already know if a company is doing well or not without even asking.

Peace in our lifetimes?

When the Berlin wall fell in 1989, I was incredibly bullish. . . a year too early, perhaps, but, looking back on the past decade, it certainly proved not a bad time to be optimistic. Money and efforts that governments had previously spent on non-productive defense could now be devoted to spending that could improve lives and boost economic growth providing many businesses with great opportunities.

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                       B A R O N    A S S E T    F U N D

At a recent charity dinner, my wife and I were seated with Avrum Burg, Speaker of the Israeli Knesset. Speaker Burg, whom everyone just calls "Avrum," may be one of the more popular politicians in Israel and is a leading proponent for peace initiatives with the Palestinians. Avrum told the crowded room, "Isn't a cold war a lot better than a hot war? I want to make peace with the Palestinians even if now they don't want to make peace with me. We must create an environment where resentment, jealousy and revenge are minimized so that true peace may occur in the future." Avrum continued, "I am not going to rely on only the good will of the Palestinians to achieve a peace accord. But, you should know that just as Israelis have grievances against Palestinians, Palestinians living in Israel have grievances against the Jewish people. There is a great disparity between the incomes of Palestinians and the Israelis. There will be peace made when the Palestinians believe peace will improve their lives and economic situations."

Avrum's father was the Deputy Speaker of the Knesset for several years, and a leading force in Israeli politics for decades. Eight or nine years ago Avrum, his twelve year old son and his father were stuck in a traffic jam in Jerusalem that had been caused by a terrorist bomb scare. Avrum's son plaintively asked him, "How can we ever make peace with these people? It just doesn't seem possible." Avrum's father answered. "Boychik, I escaped from Germany in 1939, but the rest of my family did not. When I learned what had happened to my family, I thought peace between the Germans and Jews would never be possible. I was wrong. There is now peace between these two nations. The rift between Germans and Jews was a lot wider than that which separates the Jews and Palestinians. There will be peace in your lifetime between Arabs and Jews!"

The Israelis during the past several years have given a substantial part of their land to the Palestinians. They have invested heavily in that land's infrastructure to improve Palestinian living standards. Which has occurred. All for the promise of peace. Which has not occurred. Palestinian terrorists still bomb Israeli school buses and set car bombs killing and injuring innocent individuals; Palestinian children still stone Israeli troops; and, Palestinian armaments continue to regularly assault Israeli towns and villages.

We certainly hope Avrum is correct and at least a cessation to the fighting can be negotiated soon, if not by the Labor party of Barach and Avrum, then by the harder line Likud party of Netanyahu and Sharon. And, we, too, believe peace between Arabs and Jews will be made in our lifetimes, if not by current leaders, then by succeeding leaders not tied to current hostilities. Peace in the Middle East, or even just a prolonged and healing cease fire, just like the peace eleven years ago when the Berlin wall fell and democratic societies were born behind the "Iron Curtain," would be immensely favorable for world economies and markets. It would also be nice to no longer see those horrible images daily on television and in the newspapers.

Baron Funds invests in dreams with strong business fundamentals. . . but, we pay for the fundamentals, not so much for the dreams. . .

Like Vail Resorts. We believe Vail is not a weather, "Act of God" investment. Vail is a well capitalized and very profitable business with significant growth prospects. We think Vail will be a very profitable investment for us during the next few years. . . not because the snowfall was less than normal during the past two Christmas seasons and, due to the absence of La Nina and El Nino, has returned to normal this year. But, it certainly won't hurt this year's results that, as of November 20, there has already been six feet of snow on Vail's summit, the most before Thanksgiving in fifteen years.

Although Vail's share price has changed little during the past three years, Vail's annual cash flow increased from $80 million to an estimated $120 million this year. Not too bad for a unique business currently valued by investors for only about $660 million (plus $300 million debt less $150 million owned real estate. . . that we think is worth a lot more). Vail Resorts is investing heavily in its communities' "streetscapes," e.g., heated stone streets and walkways, old fashioned lampposts and fancier storefronts; as well as new and remodeled hotels, some spectacular, some moderately priced; convention centers; restaurants; and golf courses for summer visitors.

Vail has invested $230 million in its communities in the last three years on which it has not yet earned a return due to "once in a hundred years' weather". . . two years in a row. Billions more will be spent by Vail and others in its communities during the next ten years. . . to make its resorts attractive to both winter and summer visitors and residents.

By the way, residents frequently volunteer that they came to Vail for the snow but decided to stay, to live there, because of the summers. You would certainly understand if you've ever visited Vail or Beaver Creek in the summertime. And, I'm sure you'd quickly see the tremendous opportunity, the dream Vail Resorts has, to become not just a winter resort, but a summer resort as well.

The rest of the dream? Vail is only 65-70% occupied during peak periods that include Christmas, Presidents' Weekend and Spring Break. It is a little more than 40% occupied during the entire 150-day ski season. The challenge? There are plenty of rooms to fill during peak school vacation periods. There's even more rooms and ski trails to fill during the rest of the 150 day ski season when the snow is great and the mountain is nearly empty. If Vail can attract only about 60,000 more families to ski at its resorts each year, about 250,000 to 300,000 families now visit each year, and Vail achieves moderately higher revenues per

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                       B A R O N    A S S E T    F U N D

guest, Vail's annual operating profits could more than double to $250-300 million! Vail Resort's investments in business meeting facilities and hotel rooms and promotions to young marrieds, single "echo boomers" and empty nester "baby boomers" during "shoulder" periods will intuitively be successful.

Vail was the largest ski resort in the United States before it opened Blue Sky Basin last year. Blue Sky Basin was a ten year project due to objections by environmentalists. Now, that's what we consider a significant barrier to entry! Blue Sky Basin makes Vail seem sparsely occupied even during peak school vacation times. And, more hotels and time share units, both moderate and luxury priced, as well as significant upgrades to existing hotels, will soon give Vail Resorts further opportunity, both during ski season and during the so-far unsung summer.

iOpportunities. Virtually all the businesses in which we have invested have significant opportunities to use high speed Internet access and rapidly falling communications costs to grow their businesses more rapidly. . . and reduce operating expenses. Among the most obvious beneficiaries are our financial services firms and our resort businesses. These businesses will use the Internet more and phone centers less, replace operators with photons, and cut reservations and information costs from dollars to pennies in the process. In fact, any business that is communications intensive will benefit from the huge increases in bandwidth now becoming available at ever lower prices. Businesses that can offer distance learning. . . recruit more effectively. . . make data base services more readily available. . . provision utility services. . . obtain customers for lower cost. . . offer billing and account statements through the Internet. . . and purchase materials more efficiently. They are the beneficiaries. We believe the benefits of communications fibre, with its huge increments to bandwidth, will be apparent in months. . . not years.

Using the Internet, Schwab can already provide its customers with the resources required to make "smarter" investment decisions. It can also offer more efficient trading systems, provide access to real time account information, and bill and collect through the Internet. Robert Half offers its employees up to the minute information about job openings; wages earned and due; while sharing candidate resumes among its recruiters, serving its employers, candidates and recruiters better. Communications businesses can sharply reduce their service provisioning, marketing and billing costs while offering consumers expanding services, movies on demand, travel services and information real time. Utilities can do all that and eliminate meter reading, as well. All the above services will only improve. We agree with Intel's Andy Grove that, "All businesses will become Internet businesses or they won't have a business." As CS First Boston's former Internet analyst Liz Byer notes, "There soon won't even be any Internet analysts. It'll be like saying you're an electricity analyst!"

--------------------------------------------------------------------------------
COMPANY NEWS

Our small cap stocks are cheap!

DVI is the leading, independent, financing company for health care providers. DVI lends to health services providers including hospitals, doctor practices, outpatient surgery centers and medical imaging centers. Equipment used by these enterprises, as well as their medical receivables, are the collateral for DVI's loans. Nearly two years ago, the Health Care Financing Agency (HCFA) changed its reimbursement rate for medicaid and medicare health care from "cost reimbursement," reimbursement for actual costs incurred by the service provider, to "prospective pay," fixed payments for services provided regardless of how much it costs to provide the services. It is obviously a lot cheaper to take care of an individual in his or her home or in a nursing bed than in a hospital bed. But, HCFA reacted to the above normal growth in home care and nursing services as providers sought to reduce costs and, rather than trying to encourage even more use of these services, cut reimbursements! The impact? Many businesses were bankrupted since their costs could no longer be recovered. Nine months ago, HCFA was pressured by Congress to change after constituents were denied access to services because providers were in distress. HCFA then announced that in October 2000, healthcare provider reimbursements would increase. Businesses that were then moribund were resuscitated. Since these changes are good for DVI's customers, they're good also for DVI. DVI has increased its income 41% per year for the past five years, and its prospects for the next five are promising. However, investors fear that this relatively small business with more than $2 billion of financed assets may not have access to financial markets that will permit it to continue to grow. This is demonstrably not the case since DVI now has committed financing for the next two years and its growth is accelerating. DVI's shares now sell for just 9 times current earnings and one times book. DVI's current stock market value is a lot less than it would be worth to an acquirer although now certainly does not seem an attractive time to consider selling the business. DVI's two principal shareholders are Chicago's Pritzker Family and Baron Funds.

Seacor's chairman Chuck Fabricant is one of my favorite entrepreneurs. In addition to being a personal friend for fifteen years. . . our boys went from kindergarten through high school together. . . he's a heck of a businessman. He's smart, honest, hardworking and focused on creating long term value for his shareholders. He's also in the same boat that we are (that's a pun, Chuck). . . he's the largest individual shareholder of Seacor. Chuck buys oil and gas exploration and production assets when they're cheap and sells or leases them for lengthy terms when they're dear. There are probably not many who know more about lease terms than this brilliant lawyer who once clerked for a United States Supreme Court Justice. And, there are probably few executives who better understand that, regardless of what lease terms dictate, you've always got to try to help your customers if you expect them to remain good customers. As oil and gas businesses increase their exploration activities, the drill boats and rigs

                       B A R O N    A S S E T    F U N D

owned by Seacor are becoming more valuable. Spot rates on equipment leased have increased about 20% since just last summer. Because these rates remain below what would be required to justify building new boats, they will likely continue to increase. Spot rates are significantly above Seacor's average contract rate, offering the company earnings upside as contracts are renewed at current rates. Also putting upward pressure on rates is increasing fleet utilization. In the September quarter, Seacor's fleet utilization jumped 7% to 80.3%. With one of the industry's newest fleets, Seacor's stock market value is less than the replacement cost for its drill and production boats. Its shares are selling for less than 12 times estimated 2001 earnings, less than 5X estimated 2001 cash flow. Baron Funds has more than doubled its money, so far, since it began to invest in Seacor five years ago. We expect to do it again in the next three to five years.

Smart & Final achieved very strong 8-9% comparable store sales gains in the September quarter. These are the best results for this cash and carry, institutional foodservice business in eight years. Smart & Final is accelerating its new store openings to 15 this year, 20 next. There are literally thousands of 20-25,000 square foot closed supermarkets offering potential expansion sites for this specialized, cash and carry, 220 store chain. Although the company's operating margin could increase by nearly a third, its share price commands just 10 times current after tax earnings per share. Another metric for valuation is as a percent of sales. Here also, we consider Smart & Final unusually cheap at a little more than 12% of revenues.

Libbey has the potential to acquire other foodservice businesses and add their products to its institutional foodservice distribution. Libbey also has an opportunity to significantly reduce its cost of goods sold if it can use its Mexican affiliates' production capacity. In the meantime, although Libbey is the dominant foodservice glass supplier, Libbey's shares sell for just 8.5 times earnings.

When others were paying huge multiples of current broadcast cash flow to make radio acquisitions, Saga Communications' chairman Ed Christian was just biding his time. Saga is now one of the least leveraged, publicly owned broadcast businesses. And, this operator of big city style radio stations in small towns has recently nearly tripled its pace of acquisitions now that others find it hard to do deals, even at prices that are more than a few multiple points cheaper than in the very recent past. Using conservative assumptions, Saga has a current acquisition value nearly 75% higher than its share price. Saga's acquisition value could be double that within the next five years. In the meantime, Saga is currently valued for less than 10 times broadcast cash flow, a steal even in today's depressed markets.

Furniture sales continue very strong, confirmation of our theory that strong housing markets of the past several years will lead to strong home furnishings markets for the next several years. Ethan Allen's comparable store sales increased a remarkable 17% in the last quarter, helped in part, we assume, by new GE revolving credit terms for its customers. Ethan Allen has also increased the number of professional designers in its stores 7-8%, favorably impacting sales. Industrie Natuzzi's United States' "seat" sales were ahead more than 20% in the most recent period. Natuzzi recently agreed to increase its French distribution significantly and has begun a plant expansion outside Italy. Ethan Allen sells for just 11 times next year's earnings, Natuzzi for a little more than 7 times.

Sun International announced it intends to sell its casino in Atlantic City for $140 million with the sale of its assembled acreage to follow for $40 million. The casino in Atlantic City was producing annual cash flow of about $20 million, the land obviously nothing. This sale will free the company's management to focus on the Atlantis, its very profitable casino resort on Paradise Island, the Bahamas, and its managed facility, The Mohegan Sun, in Connecticut. And, to invest in other potentially profitable gaming ventures. Sun's shares sell for 9x 2001 after tax earnings.

Sotheby's settled both the U.S. government's anti-trust price fixing complaint and civil claims arising from the same behavior. The settlements are subject to court approval. There had been little reported movement toward either civil or anti-trust legal settlements during the seven months since February when it was announced that Christie's was cooperating with the government and De De Brooks and Alfred Taubman were forced to resign as Sotheby's executives. However, in the eight weeks after new independent directors were elected to Sotheby's board on August 2, the company was able to settle claims, subject, as noted, to court approval, by the government and civil litigants including Sotheby's customers and its shareholders. Alfred Taubman paid the major portion of this settlement on behalf of Sotheby's. No surprise here. We had suggested in our shareholder letters that would be the likely result.

Earnings for most of our businesses have been very strong through 2000, the September quarter especially so. Several among the more notable results follow.

Flextronics' September sales more than doubled last year's while earnings increased 92%. Its stock price fell since many of its customers reported slowing growth. Flextronics' sales have grown about 25 times in the five years we've been shareholders as the trend to outsourced electronics manufacturing, that's what Flextronics does, has accelerated. Only about 15% of electronics manufacturing is now outsourced, offering further opportunity. Flextronics has become the second largest business in this sector and hopes to multiply its business tenfold again in the next eight to ten years. Robert Half's September sales increased 30% while its earnings jumped 37%. Robert Half is benefiting from its substantial investments in the Internet that now permit it to source candidates more effectively. OM Group's sales increased 77%, the result of a strategic and accretive acquisition, while earnings gained 31%. Trends in its core business are favorable and more acquisitions are likely. ChoicePoint's September quarter revenues

                       B A R O N    A S S E T    F U N D

increased 17% while its earnings increased 68%. The company's core insurance services business continues to experience good growth. Its commercial and government business is beginning to evidence much stronger margin potential. Consolidation efficiencies are evident. Dollar Tree's quarter sales gained 25%, its earnings exploded 73%, the result of a relatively easy comparison a year ago when consolidation expenses slowed earnings growth. DeVry's revenues increased 14%, earnings 21%. Looking back over the ten years we have been shareholders of this business, I can scarcely remember a quarter where income growth has not exceeded 20%! DeVry also announced on-line education initiatives. Apollo's revenues increased 22%, while earnings gained 33%. Apollo completed a successful initial public offering of University of Phoenix On-Line, a tracking stock. Education Management's sales increased 19%, earnings jumped 33%. A burdensome regulatory issue was resolved favorably. The last named three private colleges have been our best performing investments this year. The reason? Although their businesses performed equally well last year, investors then were concerned, I guess, that jobs markets were so strong, why do young people need a higher education? We found that view remarkable in our information economy. With economic growth slowing this year, investors have seemingly changed their minds.

"2300 guests and The Solitary Man" is how the New York Times phrased it.

Neil Diamond entertained more than 2000 of our fellow shareholders on October 19 at the Baron 2000 investment conference.

I have long believed that it would be useful for our shareholders to be able to "kick the tires" of their investments in Baron Funds each year. Our quarterly shareholder letters are designed to provide you with the information I would like to have if our positions were reversed and I was trying to determine if Baron Funds was a suitable investment for my family's savings. Our annual investment conferences are intended to allow you to hear chief executives of several businesses in which our funds have invested talk to you about their businesses and then answer your questions. The conferences are also intended to permit me to address you each year and then answer any of your questions, no holds barred, with the help of Morty Schaja, our firm's president and Cliff Greenberg and Mitch Rubin, our firm's two other portfolio managers when I need it or when the questions are directed at them.

This year's conference began with Apollo's President Todd Nelson describing the outlook for his company, this country's largest private university with more than 100,000 adult, degree-seeking students, adults who need a degree to provide better for their families and who learn differently than younger students. Todd also discussed the prospects for the exponential growth of Apollo's on-line, 90% owned University of Phoenix. About 75% of our citizens do not have a college degree and, because of this, are often stymied in their efforts to provide for their families. That is the opportunity for Apollo. Rapidly growing, specialty chemicals business OM Group's Chairman Jim Mooney first spoke about how growing up as one of thirteen children he had to learn to be very competitive, just if he wanted to eat! He then showed how his company was "changing the way businesses had to compete" against him and made it abundantly clear they wouldn't have an easy time of it as his company continues to develop new services and products to benefit its customers. Jim has about tripled the size of his business to $1 billion annual sales in the past five years and expects to quintuple it again during the next five.

Radio One's President, Alfred Liggens, and CFO, Scott Royster, spoke about the competitive advantages of their radio stations that target Afro-Americans listeners. Alfred and Scott are both young Afro-American executives. Why does it matter? Because they are, therefore, more sensitive to their listeners' issues and tastes. Their community oriented radio stations can, as a result, more easily address the concerns of their audience. . . by providing health updates regarding sickle cell anemia; by helping raise funds to rebuild churches that have been burned by bigots; by offering single mothers information about how to better educate their children. Since it is a minority controlled business, Radio One was advantaged in its recent purchase of $1.3 billion radio stations from radio giant Clear Channel Communications. Its current challenge? Operate the newly acquired stations better in Afro-American formats than they had been under their prior owners.

Robert Half has been the most profitable investment we have ever made in terms of percentage gain. We've earned even a little more percentage-wise than our investment in Charles Schwab. Robert Half's shares have increased more than 60 fold since our initial purchases in 1991. We made this investment after its chairman, Max Messmer, whom I greatly admired as a member of Castle & Cooke's office of the chairman, left that company, at the time our largest investment, in 1986 to become the chairman of Robert Half. "I want to move closer to my home in the Bay area and take it a little easier. I don't want to miss my kids growing up." Well, he did move closer to home, but it certainly has never been evident to me that he's taken it any easier. Max and his "first hire" at Robert Half, Keith Waddell, the company's vice chairman and chief financial officer, described the dominant position of Robert Half as the country's largest and most profitable provider of temporary, highly skilled, financial executives. They described the company's culture as well as the reasons it is so hard for others to compete against them. Half's clients are small and mid-sized businesses, not the Fortune 1000. Its clients and candidates do business with Robert Half based upon its reputation for great service established over 50 years. Max and Keith also spoke of the company's significant Internet initiatives that have allowed the company to recruit more effectively and better serve its candidates and customers. When we first invested in Robert Half in 1991, its annual sales were about $200 million and it was marginally profitable. In the most recent quarter, Half's revenues were $687 million and it earned 12% pre tax! Their dream is to triple the size of their business again. Thank you Max and Keith!

                       B A R O N    A S S E T    F U N D

Morty Schaja, Baron Capital's president and chief operating officer, then spoke about "trading" as contrasted to "investing." His presentation borrowed liberally from The Trillionaire Next Door, a recent bestseller that bills itself as "The Greedy Investor's Guide to Day Trading." Following my keynote speech, I introduced our surprise entertainer this year, Neil Diamond. My announcement before the entertainment began that this was my expense, Baron Capital's expense, not that of our mutual funds, was met by cheers from our audience. I explained that it was our way of saying thank you to our shareholders for their strong support for the past thirteen years. We believe these conferences are an important way for us to communicate with our fellow shareholders and to let you see how your savings have been invested. The entertainment following the conference during the last two years has provided the day with an appropriate end.

I explained when I introduced Neil that both my grandfathers "came to America" almost 100 years ago from eastern Europe and Russia to settle in Brooklyn. . . which probably accounts for my love for anything from Brooklyn. . . especially the Brooklyn Dodgers and The Boys of Summer. Neil Diamond was born in Brooklyn, and I've been a fan of his and his music since I was in law school. As a child, Neil also happened to have gone to summer camp at Surprise Lake, a UJA camp at which my wife later. . . much later. . . served as President for several years. Anyway, one of Brooklyn's greatest performers ever gave our shareholders one of the greatest performances ever! Neil performed his hit standards, one crowd pleaser after another, for more than an hour including "Solitary Man,"of course, "Forever in Blue Jeans," "September Morn," "You Don't Bring Me Flowers" and an amazing number of his other hits too numerous to list. When the entertainer joked with the audience, it certainly appeared that not just the audience, including our speakers during the morning, was enjoying the performance. And an entertainer Neil certainly is. When he wandered singing into the standing, clapping and yes, even dancing, crowd, and "high-fived" me, the room exploded with cheers. My friend Connie from high school dialed her cell phone to reach her daughter, Caroline, when Neil sang "Sweet Caroline" and Caroline played the song through her speakerphone for her office to enjoy! Of course, the performance ended with probably Neil's greatest hit, "Coming to America," that I'm certain had special meaning to many. Anyway, Neil's performance was certainly a suitable encore to last year's surprise performance by Billy Joel.

As is our custom, we gave our shareholder conference guests complimentary, Baron 2000 t-shirts, perfect for use on jogging trails, the beach or while riding your motorcycle. . . which is how OM Group's Chairman Jim Mooney plans to use his! I think our shirts this year, with a Roy Lichtenstein American flag rendition on the front, and a Neil Diamond autograph on the sleeve, are our coolest yet. As I noted in my conference remarks, if I ever tire of my career as a money manager, a career as a t-shirt designer beckons. If you'd like one, too, there will be no charge, just call or e-mail us showing that you're a shareholder. Stories are already filtering in about t-shirt sightings in the most unlikely places. Copies of my speech, as well as Morty's, including slides, are available as well.

The Wall Street Journal noted a few days after our conference in a paragraph titled "Red Faced Baron" that during my talk, to illustrate a point poking fun at day trading, we ran a film clip of an on-line trading ad from a Charles Schwab competitor. The ad obviously promoted Schwab's competitor. David Pottruck, Charles Schwab's co-CEO, and the speaker at our conference last year whom I asked to follow Billy Joel's surprise hour long "gig," faxed me the article. "First you make me follow Billy Joel. . . and now this?" Although I had tried to explain to David last year that Billy Joel was just intended to warm up the audience for him, I faxed back, "Can you just imagine whom I'm going to ask you to follow next year?" "If I agree to speak at your conference again I'm not going on after the entertainment!" came the reply. In a followup phone call, David suggested to me that if I want to warm up the crowd for him, ". . . use a magician who just performed at a Saturday night bar mitzvah, not Billy Joel."

Thank you for investing in Baron Asset Fund.

We recognize that, for most individuals, deciding how to invest your hard earned savings to pay for your children's education, a new home or your retirement is one of your most difficult decisions. It must be especially difficult now since the stock market advance of the past few years, led principally by Internet and technology stocks, has not been inclusive of many other businesses. And, technology and Internet stocks have recently fallen sharply.

Baron Asset Fund's investment thesis is relatively uncomplicated. Baron Asset Fund invests for the long term in growth businesses we believe have been purchased at attractive prices. Purchasing stocks at attractive prices reduces risk, we believe. We try to invest in businesses that will likely double in size, profits, cash flow or asset value, in three to five years. We assume that if a business doubles in size, so will its stock price. Of course, we cannot be certain we will continue to achieve our objectives. In fact, during the past two years, business growth and stock prices have often been disconnected. We will continue to invest in fast growing, inexpensive businesses with valuations that offer both downside protection and potentially significant rewards.

We hope our quarterly shareholder letters and annual investment conferences have made it easier for you to determine if Baron Funds is an appropriate investment for you and your family. We want to thank you for choosing to join us as fellow shareholders. We will continue to work hard to justify your confidence. Again, thank you for your strong support and interest.

We wish you a Happy New York Holiday Season and Happy New Year's!

Sincerely,

/s/ Ronald Baron
----------------------------
Ronald Baron
Chairman
November 20, 2000

[REGISTERED LOGO]
BARON
FUNDS


--------------------------------------------------------------
              BARON GROWTH
 2            FUND
--------------------------------------------------------------

PERFORMANCE................................................ 10
SMALL BUSINESSES . . .
BIG IDEAS.................................................. 11
PORTFOLIO STRUCTURE........................................ 12




767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON
baronfunds.com


--------------------------------------------------------------------------------
 BARON GROWTH FUND
--------------------------------------------------------------------------------

ANNUAL REPORT                                               SEPTEMBER 30, 2000


Dear Baron Growth

Fund Shareholder:
--------------------------------------------------------------------------------
PERFORMANCE

Baron Growth Fund's performance in the year ended September was satisfactory. Favorably contributing to the Fund's performance were our education businesses, Apollo, DeVry and Education Management. During the prior year ended September 30, 1999, these businesses had performed well. . .more students attended their schools, higher tuition revenues were received, more campuses were operated and they earned more money. However, stock traders opined, surprising as this might seem in an information economy, that since jobs were plentiful and employees scarce, why did anyone need a higher education? And, as a result, education share prices fell sharply. In the fiscal year ended September 2000, these businesses continued to grow strongly and their share prices rebounded. In addition, Apollo successfully offered shares of a tracking stock for its Internet division, University of Phoenix On-Line; DeVry recently received regulatory approval to begin to offer an under graduate degree on-line; and Education Management favorably resolved a regulatory issue.

Specialized temporary provider of highly skilled, financial executives, Robert Half International's growth slowed moderately in mid year fiscal 1999 as it became increasingly difficult to fill positions in a very strong economy. Half's share price, as a result, fell sharply. In the fiscal year ended September 2000, its Internet and other initiatives to more effectively recruit candidates became increasingly effective, its growth accelerated and its share price rebounded sharply.

-------------------------------
PERFORMANCE
FOR THE YEAR ENDED
SEPTEMBER 30, 2000

BARON GROWTH FUND      18.6%
S&P 500*               13.3%
RUSSELL 2000*          23.4%
-------------------------------

-------------------------------
PERFORMANCE
FOR THE 5 YEARS ENDED
SEPTEMBER 30, 2000
ANNUALIZED

BARON GROWTH FUND     19.1%
S&P 500*              21.7%
RUSSELL 2000*         12.4%
-------------------------------

-------------------------------
PERFORMANCE
SINCE INCEPTION
JANUARY 3, 1995 THROUGH
SEPTEMBER 30, 2000
CUMULATIVE

BARON GROWTH FUND    254.3%
S&P 500*             245.9%
RUSSELL 2000*        125.4%
-------------------------------
* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

                      B A R O N    G R O W T H    F U N D

Investment managers Blackrock and Gabelli Asset Management performed well as those firms' assets under management grew strongly. Blackrock is reaping the benefit of its continuing strong fixed asset performance, Gabelli, its strong media and communications performance during the prior few years. We had purchased shares in both businesses during 1999 when few others were interested, and, as a result, were able to buy shares at attractive prices. We have more than doubled our money in Gabelli, more than tripled in Blackrock. Of course, we believe that there are a few businesses about which we are more knowledgeable than investment management businesses.

Two of our favorite small capitalization stocks with mid-sized businesses, specialized data base business ChoicePoint and specialized chemical company OM Group, continued to perform well and also favorably impacted the Fund's performance. ChoicePoint's margins on its business and government revenues have begun to increase sharply but are still far below those achieved by its insurance segment. An OM Group strategic acquisition has bolstered last year's results; a new trading business should further separate this company from its competitors as that company continues "to change the rules others must follow to compete." Jim Mooney, OM's chairman, patiently explains that he expects his competitors to have an increasingly difficult time keeping up with his business which is now integrated from mining to processing to materials production to trading.

XM Satellite Radio contributed strongly to last year's results. It has fallen sharply since September as traders have focused on the fact that in another year or so this development-stage business will have to seek additional financing. Traders then decided to sell first and ask questions later. XM and its only competitor, Sirius Radio, will begin to offer nationwide satellite radio next year. Each service will have 100 unique, digitally transmitted stations. To date, XM has successfully met its milestones. It has received large strategic investments from Clear Channel, DirecTV, General Motors and Honda. It has radio manufacturing agreements with SONY and others. It has radio distribution agreements with auto manufacturers for new cars and for older cars with Best Buy and Circuit City. And it recently opened its spectacular new studio in Washington, D.C. Radio stations physically located in big cities are constrained by the size of their markets and must program to reach a large fraction of those markets, by necessity, the biggest common denominator. XM and Sirius broadcast to markets nationwide and small sliver niches in any market are often as large or larger, in aggregate, than competitive and highly popular Adult Contemporary, Classic Rock, Oldies, Top 40 and R&B Urban in a single market. XM and Sirius will offer the most popular station formats as well. Unlike landed radio stations which could easily cost hundreds of millions of dollars, XM has a current stock market value of only about $12 million for each of its 100 channels. Sirius, of which we are also a shareholder, has already launched two of its three satellites, and has a current stock market value of about $25 million per station. XM expects to launch the first of its two satellites in December.

Baron Growth Fund's performance was also helped by its long term investments in Charles Schwab and Flextronics. Both businesses have grown substantially since our initial investments to become large cap stocks. Although the prospects for both businesses continue to be bright, we have reduced our holdings in both as we focus the Fund's investments in smaller businesses that have, for so long, been overlooked by investors. We have also reduced our investment in NTL earlier this year for the same reason. Please see "Portfolio Changes" for further details.

The Fund's performance was negatively impacted by our investments in communications and media businesses, which over the long term have been very profitable investments for the Fund and which we expect to provide positive returns in the near term. That will be especially the case if the U.S. Federal Reserve eases credit conditions to allow these businesses to more easily fund their aggressive capital investment programs. It will also help a lot if, in the near term, fibre to the home or near to the home yields expected returns from great new services that providers are not willing to just give away.

Choice Hotels provided the largest loss to the Fund last year. Choice's business continued to grow, albeit somewhat more slowly than it had during the past couple of years. Sales in the year increased 6%, EBITDA 10%. The company has many opportunities to boost its growth rate by adding more franchised hotels, providing its existing properties with more services and lowering its operations costs in order to spend more on advertising. Choice has a current market capitalization of about 6.6X next year's cash flow, a very conservative valuation since similar businesses have been valued as acquisitions at 10X EBITDA!

Baron Growth Fund invests in small businesses with big ideas . . . where we don't have to pay for the big ideas!

How do we do it? "Hit 'em where they ain't," was the sage advice "Wee Willie" Keeler gave when the diminutive Hall of Famer with the 12th highest batting average in major league history, .341, was asked in 1900 by a reporter to explain his great hitting successes. Does anyone else out there in Baron Funds land remember that interview? But, it's sort of the same thing with us. "Buy 'em when no one wants 'em". . . if we're buying what we believe are well managed, growth businesses not easy to attack . . . that have a big dream. That's our advice. It's been so long since there's been investor interest in small, non-tech, growth businesses, that even I, at age 57, can scarcely remember it. So, we just think there have got to be good values, great values even, among largely ignored-for-years, small cap businesses.

Such as Smart & Final with thousands of 20,000-30,000 square foot old supermarkets that are possible acquisitions for its 212 store, cash and carry, foodservice stores. In the meantime, Smart & Final's shares are selling for just 10X next year's earnings, 12% of its revenues and comparable store sales gains have lately been a very strong 8-9%. Or, such as Libbey, which has an opportunity to acquire other institutional foodservice resources at attractive prices to add to its dominant, drinking glass product line.

                      B A R O N    G R O W T H    F U N D

Libbey has already expanded into china and tableware. Most acquisitions could further leverage its distribution infrastructure. Libbey also has the opportunity to source more product in low cost labor facilities operated by its Mexican joint venture partner. In the meantime, this free cash flow generating business is growing nicely and selling for 9X earnings. Or, such as Sun International which has the opportunity to develop all of Paradise Island into a spectacular resort and may be able to develop other very profitable, gaming businesses, as well. In the meantime shares of this underleveraged business sell for just 8X 2001 earnings. Or such as Vail Resorts which has the potential to double its cash flow in a few years by adding guests during "shoulder" periods and could grow even more if its dream of becoming a summer resort is fulfilled. The reason most people live at Vail is because of the summer, not the snow. In the meantime, Vail's shares sell for less than 7X current year cash flow.

Sotheby's has the opportunity to earn $4-5 per share in eight to ten years from its core, physical auction business and, if it is successful on-line, it could earn two or three times that amount. In the meantime, its shares are selling for just a little more then 3X annual physical auction revenues that should earn in normal circumstances more than 30% pre tax. OM Group's chairman thinks he has the opportunity to quintuple the size of his business in the next five years . . . and, in the process, make his business even less vulnerable to competitors. He has just tripled its size in the past five years. In the meantime, this specialized chemical producer which continues to build what appear to us to be stronger and stronger barriers to competition is selling for just 13X 2001 earnings. And, if you've ever met Chairman Jim Mooney, I think you'll agree, I don't think you'd like to be his competitor. Gas distributor Southern Union doubled its customers to 1.5 million in the past year. It hopes to be able to double them again. How? The sellers of these businesses are selling existing gas transmission cash flows; Southern Union is buying a scale customer base that can be a lot more profitable . . . and that will be worth substantially more to electric company acquirers seeking competitive advantage in a deregulated environment. Gas distribution acquisitions by electric power companies have commonly taken place for $2500-3000 per customer. If Southern Union is successful with its efforts to get high speed Internet access to its customers' homes, its customers should be worth a lot more than that. In the meantime, Southern Union's shares have a current stock market value of about $1300 per customer. Saga Communications is one of the least leveraged radio businesses in the least competitive markets. It offers big city radio to smaller communities. Saga did not take part in the radio stations acquisition orgy of the past few years that took place at ever higher prices. It is well positioned to pick up the pieces now that acquisition prices have fallen sharply. In fact, Saga is now stepping up sharply the pace of its acquisitions. Saga, nevertheless, is valued for less than 10X cash flow, a level that even in this depressed market should be regarded as a steal.

Kronos is the leading supplier of time and attendance software, providing businesses with a fully automated, computer based time clock. It also keeps tab of vacations, sick days, salary, benefits and other payroll information. Kronos has a substantial advantage over potential competitors because of the complex algorithms and exhaustive sets of rules compiled state by state, union by union, that underlie its software. The Internet makes Kronos' product much more easily accessible to white collar workers, such as lawyers and consultants, who will be able to access Kronos' software from their desktops. A recent study by an independent consulting firm sized Kronos' addressable market opportunity at $2.5 billion over the next three years. This compares with Kronos' current annual revenues of about $300 million. Kronos is trading at 1.3X estimated 2001 sales and 24X earnings that have the opportunity to grow significantly as Kronos obtains operating leverage from its large investment in research needed to create its software.

Ethan Allen has the opportunity to double sales in its existing furniture stores in the next five years and increase profits even more. Better merchandizing, including more sales specialists, decorators, per store, and third party, fixed rate, non-recourse, installment credit available for the first time will help. So will its Internet efforts. Of course, the multi-year boom in new home sales in the 1990s should lead to a multi-year boom in home furnishings sales in the 2000s. In the meantime, Ethan Allen's shares are selling for 11X 2001 earnings that should grow at least 15-20% per year for years and years to come.

The common element in these investments? The market value of their equity approximates $1 billion, or even less in many instances. And, it's not just these ideas that are of interest. In the current market environment, if there's one thing we don't have a shortage of, it's ideas. Our issue is just having the time to research them all.


--------------------------------------------------------------------------------
Portfolio structure

Baron Growth Fund's portfolio strategy has been to sell opportunistically larger capitalized, long term investments and purchase small-cap companies. We made significant changes during fiscal 2000, especially during the last quarter. The large cap part of the portfolio (companies with market caps above $3 billion) currently comprises only 12.9% of the portfolio and includes just five holdings. None are top ten positions.

We sold 780,000 shares of Charles Schwab representing 65% of our position as of September 30, 1999 at an average sales price of $36.65 per share. This is about 10 times our average cost basis of $3.15 per share. We continue to believe that we have an opportunity to make five times more on our remaining Schwab investment over the next five years.

We sold 270,000 shares of Flextronics representing 67.5% of our holdings from a year ago at an average price of $76.23 per share. This is about 13 times our average cost basis of $5.78 per share. Flextronics is well positioned to take advantage of the tremendous growth in technology products with little technology risk.

                      B A R O N    G R O W T H    F U N D

The trend toward outsourcing manufacturing by technology companies will benefit Flextronics. We think Flextronics could grow ten fold again in the next decade.


We sold 142,506 shares of NTL, representing 31% of our position of a year ago, at an average price of $99.89 per share. This is about five times our average cost basis of $19.29 per share. NTL, the leading cable and independent telephone company in the UK, is in the process of integrating its Cable & Wireless acquisition and, once that is completed, is expected to resume growing its cash flow commensurate with its revenue growth. NTL has fallen substantially in price from the levels earlier this year and is again exceptionally attractively priced. If successful, NTL could increase its share price seven fold in five or six years.

We sold all 200,000 post-split shares of Hispanic Broadcasting that we owned a year ago at an average price of $47.25 per share. This is about seven times our average cost basis of $6.50 per share. While the mega-trend remains intact and the Hispanic population is growing at five times the rate of the non-Hispanics in the United States, the shares of Hispanic Broadcasting became more fairly priced and it became a good time to channel these funds into smaller cap companies.

We added significantly to Ethan Allen, Choicepoint, Kronos, OM Group, Southern Union. Baron Growth Fund's significant new investments this year include Apollo, Blackrock, Chiles Offshore, drugstore.com, Getty Images and University of Phoenix On-Line.

Thank you for investing in Baron Growth Fund.

We recognize it cannot be an easy decision for most individuals and their families when choosing a mutual fund in which to invest. Especially since you must consider how to invest your hard earned savings to fund your children's education, a new home or your retirement. And as my wife is fond of saying, "You can't spend the same money twice." Your task has become even more daunting since there are now more mutual funds than stocks; the advice of highly respected advisors is often conflicting; and the market advance of the past few years, until March 2000, had been concentrated in tech and Internet stocks leaving broad market segments behind.

Baron Growth Fund's investment philosophy is straightforward. Invest for the long term in attractive businesses purchased at attractive prices. Purchasing good businesses at attractive prices limits risk, we believe. We attempt to invest in businesses that will double in size, profits, cash flow and asset value, in three to five years. We assume if a business doubles in size, over the long term, so will its stock price. Our job has become a little easier during the recent past since so many smaller companies, as we've tried to outline above, are now selling at unusually attractive prices.

We want to thank you for choosing to join us as fellow shareholders in Baron Growth Fund. We will continue to work hard to justify your confidence. Again, thank you for your strong support and interest.




Sincerely,

/s/ Ronald Baron
-----------------------------
Ronald Baron
Chairman
November 20, 2000

[REGISTERED LOGO]
BARON
FUNDS


--------------------------------------------------------------
              BARON SMALL
 3            CAP FUND
--------------------------------------------------------------


PERFORMANCE AND
PHILOSOPHY..................................................14

PORTFOLIO
COMPOSITION AND KEY
HOLDINGS....................................................15


















767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON
baronfunds.com





--------------------------------------------------------------------------------
 BARON SMALL CAP FUND
--------------------------------------------------------------------------------


ANNUAL REPORT                                               SEPTEMBER 30, 2000


Dear Baron Small Cap

Fund Shareholder:
--------------------------------------------------------------------------------
PERFORMANCE AND
PHILOSOPHY

Baron Small Cap just finished its third year and I would like to take this opportunity to review the year's performance, describe our portfolio and highlight some of our larger investments to best explain where we have been and how we see the future. We will also dissect our fourth fiscal quarter, the September period that just ended, since our performance was weak in both absolute and relative terms.

Baron Small Cap gained 20.0% during the fiscal year ended September 2000. These results were slightly less than that of the Russell 2000 index, up 23.4%, but exceeded the S&P 500, which gained 13.3% over the comparable time frame. For the three years of the Fund's existence, we have generated average annual returns of 17.1%, or 60.5% over the three year period. These results greatly exceeded the Russell index, up 6% per year and 19% cumulatively, and were in line with S&P returns of 16.4% annualized and 57.8% in total.

We are pleased with these returns. We set return goals of 15-20% per year when we started the Fund and have been able to deliver results in that range through some very challenging periods. Additionally, our gross returns stated above in the table very closely mirror our net, or after-tax, returns. We did not pay a dividend during the first two years of the Fund's life and paid a very modest long term distribution this fiscal year. We have repeatedly suggested that our long term investment philosophy would result in tax efficiency and it has.

-------------------------------
PERFORMANCE
FOR THE YEAR ENDED
SEPTEMBER 30, 2000


BARON SMALL CAP FUND   20.0%
S&P 500*               13.3%
RUSSELL 2000*          23.4%

-------------------------------

-------------------------------
PERFORMANCE
FOR THE 3 YEARS ENDED
SEPTEMBER 30, 2000
ANNUALIZED


BARON SMALL CAP FUND  17.1%
S&P 500*              16.4%
RUSSELL 2000*          6.0%
-------------------------------

-------------------------------
PERFORMANCE
SINCE INCEPTION
OCTOBER 1, 1997 THROUGH
SEPTEMBER 30, 2000
CUMULATIVE



BARON SMALL CAP FUND  60.5%
S&P 500*              57.8%
RUSSELL 2000*         19.0%
-------------------------------
* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

              B A R O N      S M A L L      C A P      F U N D

The Fund's quarterly performance has fluctuated greatly. In the fiscal year just ended, we had terrific performance in the first quarter (up 34%), were flat in quarters two and three versus a flat market in general, and were down (10%) in the quarter just ended while the market itself was flat.


Quarterly Table



                        Baron        Russell
Fiscal Year 2000      Small Cap        2000       S&P 500
----------------      ---------      -------      -------
Q4 1999               +34.6%        +18.4%        +14.9%
Q1 2000                -0.9%         +7.0%         -2.7%
Q2 2000                +0.3%         -3.8%         +2.3%
Q3 2000               -10.3%         +1.1%         -1.0%

The reason for the dramatic quarterly fluctuations is both the frenetic market and the make-up of our portfolio.

As we have repeatedly noted, the portfolio is concentrated in relatively few investments and focused on relatively few industry sectors, to take advantage of what we feel to be the best opportunities in businesses we understand well and are excited about.

Fiscal 1999 was a period where we were rewarded for our stock selection across all the industry sectors we invest in with some supercharged returns in our "new economy" telecommunication plays. Fiscal 2000 has been much different. Most all of our stocks performed very well through February 2000 and since there has been a tremendous divergence in our returns based on the industry sectors we invest in. Our education, business services and healthcare holdings have soared, while our communications and media stocks have gotten hammered. As we said in the March 2000 period as this trend started to play, we professed that though we saw opportunity in both the "old economy" and "new economy", we would trim back some of our high flying telecoms and media positions and more aggressively add new traditional positions (be it reasonably priced growth stocks, special situations or fallen angels). We have done so, but in hindsight not in sufficient size to protect ourselves from the severe NASDAQ sell off that has taken no prisoners. We believe those holdings that are down substantially off their peaks are well oversold and offer tremendous values. Therefore, we have generally decided to live through this period of irrationality because we think we will be rewarded to do so. We will come back to specifics when we discuss our fourth quarter results.

--------------------------------------------------------------------------------
Portfolio Composition and Key Holdings

At the end of September, we had about $900 million under management. The portfolio is made up of 46 investments. The top ten positions equal 45% of the portfolio. The industry groups of highest concentration are business services:
14.8%, communications: 14.3%, education: 13.4%, media and entertainment: 12.6%, retail and restaurants: 9.2%.

I'd like to highlight a handful of stocks which are important to the portfolio and which we have owned for some time. They have performed well and we expect them to continue to make significant returns from here.

Our largest holding at the end of September is Career Education (CECO). We purchased CECO on its IPO two years ago and have become the company's largest outside investor. As we detailed in our September 1998 quarterly when we initiated our position, CECO is a provider of private, post secondary education, teaching four highly desirable curriculum: business administration, I.T., visual communications and culinary arts. They have grown dramatically since going public in early 1998, from $83 million in revenues in 1997 to about $320 million in 2000 and now have operations at 30 campuses. The growth is primarily internally generated, from increasing enrollments and revenues at existing schools through enhanced marketing and the addition of new curricula. Profit growth greatly exceeds revenue growth due to the leveraging of school expenses and corporate overhead. Year-to-date in 2000, same facility new student starts are up 23%, revenues are up 32% and cash flow is up 51%. Net income per share is expected to increase greater than 50% in 2000, following a 70% increase in EPS in 1999. The company recently announced the acquisition of Edutrek International, another school group, which we feel is very strategic. We expect CECO to be able to greatly enhance the operating results of this school group and the acquisition is important to CECO's launch of its university division, which offers bachelors and masters degree programs, and will enhance its online effort. We feel CECO can continue to grow its earnings in excess of 30% for several more years and with the stock trading slightly above 20 times our estimate for 2001 earnings per share, we believe the stock will appreciate as the earnings grow and the multiple expands.

ChoicePoint (CPS) is a leading provider of credential verification and identification services to business, individuals and government, selling its proprietary information data bases to the insurance industry and corporations. We purchased ChoicePoint after its spinout from Equifax in July 1997 and detailed our investment thesis in our December 1997 quarterly report. Over the past three years, the company has divested extraneous businesses and acquired complimentary databases and has transformed itself into a fast growing, unique and highly profitable cash flow producer, much as they laid out to us when we first met them on the spinout. In 2000, internal revenue growth has been in the low teens with cash flow growing twice that and acquisitions are accretive such that overall earnings per share are expected to grow 35%. We currently expect greater than 30% growth in the next few years, so with the stock trading at slightly over 20 times 2001 cash earnings per share, we feel it is still underappreciated.

We first acquired shares in Penton Media (PME), our 3rd largest holding at year-end, in the fall of 1999. Penton, you may recall, is a business-to-business media company which produces

              B A R O N      S M A L L      C A P      F U N D

trade shows and publishes trade magazines. Management has transformed Penton from a company that in 1998 generated 85% of its revenues from magazines, many of which were targeted at slow growth end markets, to one with 40% of its 2000 revenues and 60% of its cash flow from trade shows. Trade shows are more profitable than magazines and have tremendous revenue visibility because typically 60-70% of the exhibitors book one year in advance and pre-pay their fees. Penton is now addressing much faster growing industry verticals, such as natural and organic products, internet communications, wireless communications and broadband media. Most recently, Penton made three complimentary acquisitions that expand their presence in technology and broadband media magazines and trade shows (Duke Communications and Streaming Media), and their shows in machinery/industrial markets (Professional Trade Shows). In addition to these acquisitions, Penton launched ten to twelve new trade shows in 2000 and will do another ten to twelve in 2001. These successful launches, plus continued growth of existing offerings, will lead to cash EPS growth of 100% in 2000 and 25-30% per year over the next few years. We believe we can more than double our money in this company over the next several years.

SBA Communications (SBAC) is a leading independent owner and operator of wireless communications towers. As we detailed in our March 2000 quarterly, SBA has grown from its roots as a provider of services to the tower industry to one of the country's largest tower owners through the acquisition of mom-and-pop-owned sites and an aggressive new build program. In 2000, SBA will more than double its tower count and we feel it can maintain this pace of adding over 1,000 towers per year to its portfolio well into the future. More important than sheer size, though, is the company's tremendous success in adding new tenants to its existing structures, having grown same tower revenues over 35% and cash flow 50% year-to-date. We still believe that within three years the company will amass over 5000 towers, which when mature should do over $350 million in annual cash flow (versus $50 million run rate cash flow today). In addition it is developing a complimentary business providing services to tenants on their towers and expanding its presence into other markets outside the states where the same macros are in place.

Kenneth Cole Productions (KCP), which has been a core holding of the Fund since its inception, is a rapidly growing designer and marketer of men's and women's shoes, apparel and accessories. In the June 1999 quarterly, we detailed how KCP growth would accelerate because of the success of its multiple brand strategy, its increased retail store development plans and a licensing program that was in its infancy. In 2000, the business plan has developed even better than we expected and this may bode well for continued success. Wholesale sales are up 30%. Retail square footage is up 40% (including a magnificent new store on Fifth Avenue in New York City) and same store sales have increased at double digit rates. Licensing revenue, which carries over an 80% profit margin, is growing 50% and the women's apparel licensing agreement with Liz Claiborne is just now beginning its rollout. Therefore, 2000 could be a year of over 30% revenue growth and 45% earnings growth. We currently project greater than 25% plus earnings growth in 2001 and 2002 and continued strong stock performance.

SEPTEMBER QUARTER REVIEW

Baron Small Cap Fund was down 10% in the September quarter which was disappointing in both absolute and relative terms. Again the negative performance was primarily confined to certain sectors in our portfolio: media and communications. In the September quarter alone, these two sectors cost us 16% of performance, while our education and healthcare positions earned us 7%.

Our media holdings include three radio stocks (Radio One, Entercom and Westwood
One) and Penton Media. We sold our holding in Lamar Advertising and Clear Channel, which acquired SFX Entertainment, earlier in the year after significant profits. The radio stocks declined sharply as the fundamentals of the industry softened. We expected the industry to slow, since the 20% growth the business showed in the first half of 2000 was twice the historic rate and was unsustainable. The industry benefited in late 1999 and early 2000 from dotcom spending, which in its own right was not such a big buyer but pressured other advertisers to pay up for ad spots. As dotcom marketing budgets were cut back and as the economy has slowed down, the national portion of radio advertising went flat for a month or two and the industry grew at 8% in the third quarter. This scared off most investors. Though we were taken back by the steepness of the short term decline, we believe the industry will regain its footing, that the stocks are terribly oversold and that our companies will continue to outperform industry metrics and be strong investments.

To state our case simply, we feel that total advertising spending will grow 5-8% a year (depending on the strength of the economy) and that radio will grow faster, 8-12% as it takes share from other mediums. We expect that our companies will grow same station revenues even faster because they have the most underdeveloped portfolios and the best rating trends. Operating leverage enables cash flow to grow 1.5-2x faster than revenues, and financial leverage adds more growth to after-tax cash flow per share. We steadfastly believe these equities should trade at 20x cash flow even though they traded down to 10x 2001 estimates. We have increased our positions during this time period, most notably in Radio One.

Penton Media was soft in the third quarter because it, too, is considered advertising-dependent and produces several trade shows that are oriented to the new economy, both out-of-favor sectors in the fall of 2000. However, Penton's magazines rely on business-to-business spending, not general market advertising, and therefore are much less cyclical than the traditional media

              B A R O N      S M A L L      C A P      F U N D

markets of television, radio and newspaper. Penton's trade shows are booming irrespective of the fact that internet stocks have declined. The "Fall Internet World" show in New York City was a blowout success as were all the other events launched around the world in the second half of 2000. At 9x our 2001 cash flow estimate, with internal growth of 15-20% and substantial free cash flow, we believe the stock is just too cheap. Therefore, we increased our position.

Our communications portfolio is more diverse, yet each of the investments were weak in the quarter. We owned three competitive local exchange carriers (CLEC):
CoreComm, Mpower and Choice One which were very soft as competing CLECs missed financial projections and the capital markets dried up as the source of future funding. We sold our Mpower because we were uncomfortable with changes in the business plan. We purchased more Choice One because of our confidence in their execution and the stock was oversold. We have held onto our CoreComm, which has not been wise, yet we remain convinced that the business plan makes sense and management will persevere even in difficult capital markets.

Stocks of cellular phone companies fell based on competitive pressures in the big urban markets, which knocked down our SBA, which provides antennae space on towers to cellular operators and Rural Cellular, which offers services in less competitive rural markets. Both companies are operating well, yet the stocks are down. Commonwealth Telephone, a rural incumbent local exchange carrier, fell in sympathy with other telcos and trades at seven times cash flow from its growing monopoly markets with modest credit given to its proven competitive offerings in adjacent areas.

Our international cable companies have been very disappointing. We sold a small position we had in a German cable operator, Primacom, which though extremely cheap was less exciting to us. UnitedGlobalCom (UCOMA) is more distressing. The company's strategic accomplishments in 2000 have been stellar -- additional acquisitions of properties at reasonable prices, a joint venture to bring scale to its internet portal and a strategic asset for stock swap with Liberty Media, which we think adds scope and credibility to the enterprise. They have financed the business for the next two years and scaled back some less important endeavors to adjust to the tougher capital markets environment. They have performed admirably in rolling out new services, beating projections for RGU (revenue generating unit) growth and posting cash flow losses better than expectations. Nonetheless, the stock has gotten beaten hard because it is leveraged, it is at an early stage in its development and it is telecom/internet related. We sold a quarter of our position at its peak this spring, after selling some of our holdings on the way up in 1999, but, in hindsight, we were not cautious enough. We are convinced the values are there. UCOMA's cable subs trade at under $1000 each, yet we believe they will be worth $5000 or more assuming reasonable take up of the additional services that are now being offered. However, we missed the severe reflexive nature of the market that has turned against companies like this and has made the execution of their business plan more challenging.

THANK YOU

Thank you, my fellow shareholders for investing in Baron Small Cap. In aggregate, Fiscal 2000 was a fruitful, though harrowing year. We will continue to look for well-managed companies whose stocks don't reflect their unique market position or tremendous growth opportunities, and we will invest when we see significant upside. We continue to do our best to provide solid long term returns, hopefully with less volatility.




Sincerely,


/s/ Cliff Greenberg
-----------------------

Cliff Greenberg
Portfolio Manager
November 20, 2000

[REGISTERED LOGO]
BARON
FUNDS


---------------------------------------------------
              BARON
 4
              iOPPORTUNITY
              FUND


PERFORMANCE.................................................18
PORTFOLIO CONSTRUCTION
AND STRATEGY................................................20

PORTFOLIO HOLDINGS..........................................21

CONCLUSION..................................................23




















767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON
baronfunds.com




--------------------------------------------------------------------------------
 BARON iOPPORTUNITY FUND



ANNUAL REPORT                                               SEPTEMBER 30, 2000


Dear Baron iOpportunity

Fund Shareholder:
--------------------------------------------------------------------------------
PERFORMANCE

To say the least, since the inception of the iOpportunity Fund on February
29th of this year, it has not been an easy market to invest in internet and information technology companies. The iOpportunity Fund declined approximately 1.57% during the third quarter and, in the six weeks since the end of the third quarter, has declined an additional 14.4%.

As you can see from the charts, our performance compares relatively well to the truly ugly performance of the Morgan Stanley Internet Index (the MOX) and the NASDAQ Composite (the Comp) over each of the time frames indicated. However, relative outperformance is weak consolation when you've lost money -- and we are obviously disappointed by our initial performance. We also appreciate the comments raised by some of our investors during the recent Baron Funds investment conference in New York in October -- Why does the Fund go down every day? When is the Fund going to begin to go up? Do you still believe that the internet and information technology are interesting and exciting places to invest?

I wish I had the answer to the first two questions (I have a substantial portion of my family's net worth invested in the Fund alongside you and I hate losing money) but market timing has never been our focus (this must be obvious to many of you since Baron Asset Fund was started in the fall of 1987 ahead of the October 1987 Crash and iOpportunity launched on February 29th of this year, a week

------------------------------------------
PERFORMANCE
FOR THE 3 MONTHS ENDED
SEPTEMBER 30, 2000


BARON iOPPORTUNITY FUND              -1.6%
MORGAN STANLEY INTERNET INDEX       -11.7%
NASDAQ COMPOSITE                     -7.4%

------------------------------------------

------------------------------------------
PERFORMANCE
SINCE INCEPTION
FEBRUARY 29, 2000 THROUGH
SEPTEMBER 30, 2000


BARON iOPPORTUNITY FUND             -12.4%
MORGAN STANLEY INTERNET INDEX       -42.0%
NASDAQ COMPOSITE                    -21.8%
------------------------------------------
THE NASDAQ COMPOSITE AND THE MORGAN STANLEY INTERNET INDEX ARE UNMANAGED INDEXES. THE NASDAQ COMPOSITE TRACKS THE PERFORMANCE OF MARKET-VALUE WEIGHTED COMMON STOCKS LISTED ON NASDAQ; THE MORGAN STANLEY INTERNET INDEX OF ACTIVELY TRADED, HIGH MARKET CAP INTERNET STOCKS DRAWN FROM NINE INTERNET SUBSECTORS.

              B A R O N      i O P P O R T U N I T Y      F U N D

before the NASDAQ peaked). However, my answer to the third question is a resounding YES. And that "Yes" is the product of my nearly six years of working at Baron Capital.

One of the underlying investment themes at Baron over the years is the search for what Ron has described as "sunrise" industries -- the industries of tomorrow, the places where our children will work, not those where our parents and grandparents worked. In addition, we have focused within those industries of tomorrow on the companies that are changing the rules and challenging the status quo -- changing the way services are delivered, products are manufactured and goods are sold. We have always looked for companies that are redefining the competitive landscape in industries and markets that have substantial growth opportunities. Moreover, we have always looked for investment opportunities where we believe we can earn substantial, multi-fold returns on our money over long periods of time, as opposed to clever trading with a short-term focus. These return expectations are predicated on our belief and expectation that the businesses in which we invest here at Baron (in all of our Funds) have the opportunity, competitive advantage and management leadership to be substantially larger (2, 5 or 10 times bigger) enterprises in the future than they are today. And, we try to buy them at great prices -- this is generally when others are selling and short-term events may be clouding the long-term picture.

Current market conditions notwithstanding, I believe that there remains no better place to search for those kinds of investments than in the information technology market. And, given the volatility in today's market, and the precipitous drop in so many of the leading companies, I believe that current prices present a great entry point.

THE INTERNET AND INFORMATION
TECHNOLOGY HAVE EXPERIENCED EXPLOSIVE GROWTH YET REMAIN IN THEIR INFANCY

When we first started the Fund, we observed that the internet changes everything -- the way people and businesses communicate, transact, become informed and make decisions. Although the stocks of many of the firms within this sector have faltered, the pace of change and evolution in information technology continue to accelerate. With today's volatility in the stock market and the press' daily obituaries about the death of the dot.com world, it pays to step back and look at the evolution of some of the trends in the industry that make us so excited.

On the consumer side, by the end of this year, we estimate there will be over 300 million people online worldwide compared with just 14 million people at the end of 1995, a compound annual growth rate of over 80%. They spend, on average, 1 hour per day online compared with 10 minutes five years ago and, because of the increases in transmission speeds, are able to view 10-20x the amount of content per minute than they could in the past. As a result, page views have grown at an astonishing 200% annual rate over the past five years and commerce transactions on the internet have grown 10 fold from $300 million in 1995 to approximately $300 billion by the end of this year.

In addition, while the rate of growth in the number of users must slow over the next several years as we reach nearly ubiquitous penetration, we believe that the amount of time on line, quantity of information viewed and number of transactions consummated will almost certainly continue to accelerate as the number of devices with the ability to connect to the internet proliferates. Over the past several years, the universal mode of going on line was to dial into the internet from a desktop or laptop computer. However, with the acceleration of both broadband and wireless access, we are fast approaching the time when many of us will be "on line" 100% of the time through our cell phones, personal organizers, television sets and other internet appliances. The consumer and lifestyle impacts of this connectivity are substantial -- and businesses and industries are evolving to take advantage of it in all aspects of consumer services and retail sales. We have highlighted several of these businesses in our past two reports and several more are highlighted below.

The evolution and impact of information technology on the business front is no less extraordinary. The ability to access huge stores of data, communicate with customers and suppliers and monitor business progress (inventory levels, sales productivity, workforce learning, market conditions) all on a real time basis is changing the way businesses compete. The power that this connectivity brings, and the positive (and negative) potential impacts on businesses that it creates, is mind boggling. Dell and Cisco, today, transact nearly 90% of their business on line. Oracle has already saved over $1 billion in operating costs by embracing the internet for internal business process, and expects to save an additional $1 billion or more over the next several years. These are not fleeting changes.

A simple example illustrates these potential savings. Today, it costs most brokerage firms approximately $1 in postage and administrative costs to send out a trade confirmation by mail. However, if that confirmation were sent by e-mail, the cost drops to pennies (no paper, no stamps, no need to stuff envelopes, no duplicate and triplicate paper copies, etc.). The result is 80-90% savings for the brokerage firm. Moreover, customers then have a much simpler method for storing and accessing their trading records for future access (i.e., year end tax planning). It's a win-win situation -- lower cost with increased customer service. (We have a small investment in a firm called Tumbleweed Communications that is, among other things, developing secure and archivable messaging infrastructure to enable these communications).

It is the excitement and potential of these revolutions of business and consumer interaction that drove such extraordinary price increases in stocks over the last two years as well as the unprecedented increases in venture capital funding for new businesses

              B A R O N      i O P P O R T U N I T Y      F U N D

and initial public offerings. There is no doubt that a substantial number of the fledgling businesses attempting to profit from these massive changes will and have failed. And, there is no question that many stock prices advanced well ahead of even the rosiest of business prospects last year and earlier this year. However, to paraphrase Mark Twain, the rumors about the death of the internet and information technology have been greatly exaggerated. In our opinion, there has been little change in the underlying dynamics that make the internet and information technology two of the truly awesome "sunrise" industries of our time. The question, in this market, is "How to invest in it?"

--------------------------------------------------------------------------------
PORTFOLIO CONSTRUCTION AND
STRATEGY

As we have stated before, the fact that we believe in the potential of the new economy does not mean that we are using new economics to justify our investments. Every company in which we invest is researched and modeled to understand the competitive position, business model, management skill and credibility, potential size of the market and the potential value of the future stream of cash flows that the company, if successful, could produce. We do this, principally, through hands on research -- company visits, channel contacts, industry trade shows and trade journals, competitor visits and reviews, financial modeling, etc. Getting on airplanes, not just talking to Wall Street.

In many ways, the volatility of the markets, and the precipitous decline in many of the stocks in our universe really works to our benefit as the companies are hungry for long term investors willing to do their homework. This gives us great access to management teams to discuss and debate long-term strategic plans (discussions that are still appropriate under the new SEC disclosure rules). The market invariably overreacts to any short-term news in an industry, often throwing the baby out with the bath water when a sector comes under pressure. In these markets, even companies that are flawlessly executing their business plans can have their stocks fall 20% or 30% or 50% because the market is down and valuations, across the board, are being compressed. While not a great time to generate current returns, this is usually the best time to invest.

However, such volatility also argues for caution and prudence with respect to business plans and valuations as opposed to speculation and venture optimism. As a result, for Baron i Opportunity, we have maintained a higher than normal cash balance of 10-12% in the Fund, both to give us dry powder to take advantage of market sell-offs and to be prepared in the event of redemptions (which, we are encouraged to note, have not accelerated despite our disappointing performance). In addition, and more importantly, we have focused almost exclusively on companies that are currently profitable on an economic basis (that is, are today generating positive income before taxes and before non-cash charges such as goodwill amortization or stock-based compensation). If not currently profitable, we next have focused on those companies that have more than enough cash on their balance sheet and in the bank today to fund the company to profitability. We have severely limited our holdings of truly venture oriented investments. To put some facts behind these statements, if you aggregated all of the Fund's holdings, approximately 80% of our assets are invested in companies that are profitable today (or in cash) and an additional 10% are in businesses that are fully funded to reach profitability. As a result, the public discourse you may hear about all of the dot.coms going out of business because they are running out of cash does not really apply to our Fund, as less than 10% of the companies in the fund have any financing exposure. And this 10% includes such incredibly well-capitalized, and highly financeable (although not yet profitable) companies such as long time Baron holding NTL, Incorporated.

In addition to being predominantly invested in currently profitable companies, the companies in which we have invested are growing at incredibly fast rates and they are generating very high gross profit margins. In the most recently reported quarter, our companies grew their revenue sequentially (i.e., from the June quarter of this year to the September quarter of this year) on average at an over 35% rate and, on an annual basis, at a rate of well over 130%. Moreover, on average, the gross margins of the companies in which we've invested are well over 50% (in many cases 80-90%). This indicates the potential for highly profitable business models that, if sustainable and with continued strong revenue growth, should lead to extraordinary profit growth and high rates of return on invested capital. Therefore, in addition to our confidence in the continued expansion of the overall industries involved in the internet and information technology, the companies within the industry in which we are investing are really beginning to thrive.

So, if all of the above is true (and it is), WHY DOES THE FUND CONTINUE TO GO DOWN?

Well, we are not market strategists but it's obvious that there is a tremendous overhang of uncertainty leaning on the broader markets: historically anomolous presidential elections, questionable direction of interest rates and the economy, volatile and increasing energy prices, Middle East unrest, etc. The markets have always hated uncertainty. Moreover, there have been many high profile earnings disappointments in many of the bellwether technology names -- Nortel, Dell, Apple, AT&T, Lucent, Intel, Hewlett Packard, IBM to name a few. Political and economic uncertainty -- combined with faltering earnings in many leadership companies -- after several years of incredibly robust stock performance -- does not make for a great market backdrop.

And, as we have said many times in the past, we own common stocks. While we believe that our companies, even in the current environment, have outstanding long-term prospects, in the short-term, if most stocks and the broader markets are going down, it is going to be difficult for our stocks to go up.

              B A R O N      i O P P O R T U N I T Y      F U N D

Still, we steadfastly believe that as these issues resolve themselves (I do believe that we will, someday, settle on a President) and the market becomes more constructive, fundamental company performance will drive long-term stock performance. And then, you want to be invested in the best stocks in the best industries with the greatest opportunity for sustainable, long-term growth. I'm not sure when the investing environment will again turn positive, but, given the volatility of our sectors, when it does (and it will), I suspect the ensuing rally could be powerful.

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS

With all of that being said -- What do we own?

In the previous quarterly (June 30, 2000) we outlined the investment cases for some of our larger holdings such as the two best recruitment companies (in our opinion) TMP Worldwide and Heidrick and Struggles; one of the largest cable multi-system operators with great digital and high speed transmission prospects, Comcast; two of the best positioned wireless tower operators American Tower and SBA Communications; and two of our favorite e-travel names Hotel Reservations Network and Expedia. These stocks all remain important holdings in the Fund and all had outstanding third quarter earnings reports. If you did not get a copy of the last quarterly and/or would like to read up on the investment cases for these names please let us know and we'll send out another copy.

For this quarterly we will describe some additional holdings.

EBAY

Given Baron Funds' extensive holdings in leading auctioneer Sotheby's, we have been doing research on Ebay since before its 1998 initial public offering. I have known of Meg Whitman, Ebay's impressive CEO, for even longer as she was the boss of a great friend of mine at her previous job at FTD (the florist association). My friend Scott always spoke highly of Meg's vision and business acumen. Although most still view Ebay as a quirky seller of kitschy, flea market fare, it has, under Meg's leadership, become one of the most impressive and profitable businesses created in the internet revolution and one of the most recognized brands in the world.

As you may or may not know, Ebay began as founder Pierre Omidyar's brainstorm to create a forum for his wife to interact with other collectors of Pez dispensers (she has a 400+ unit collection). Given his background as a software developer at several technology enterprises (including Apple and General Magic), Pierre was well versed in the then fledgling internet and launched Ebay as one of the early web sites on Labor Day 1995. Pierre's vision was to create a business enterprise based on the unique power that the internet created amongst disparate people with similar interests -- a cost effective and real-time forum to interact and transact amongst themselves in almost anything imaginable. Ebay envisioned its role as the platform that enabled others to interact and transact. Its revenues would be based on small listing and success fees, without any inventory, sales force or fulfillment infrastructure -- a truly virtual business.

The rest, as they say, is history. With a top flight management team and incredible press coverage that has created nearly ubiquitous global name recognition at virtually no cost, Ebay has evolved into one of the leading commerce generating platforms in the world (not just on the internet). Today, Ebay generates over $5.4 billion in annualized gross merchandise sales - a staggering number compared with the under $750 million generated by the company in 1998. By comparison, two of the most successful and valuable media/commerce networks of the past decade, QVC and Home Shopping Network, combined, generated approximately the same amount of merchandise sales last year. And Ebay's sales are growing at an 80-100% annual rate. Today, nearly 19 million users search each other's 70+ million listings to find everything from Pez dispensers to Cadillacs.

Ebay's future growth is expected to be realized through continued execution of management's vision of becoming a diversified global e-commerce portal. At a recent analyst meeting, Ebay management identified their targeted global market as representing nearly $2 trillion of annual purchases. To address this market, the company plans a multi-faceted growth that includes category expansion (beyond collectibles to practicals, autos, computers, technology products, real estate and beyond) as well as geographic expansion (regional and local in the US as well as new international markets that also have regional and local extensions). Ebay currently offers items in 5,000 categories in seven countries (up from 727 categories in mid-1998 when Ebay operated only in the U.S.) and we expect continued aggressive country and category expansion over the next several years. In addition, Ebay recently introduced a fixed pricing model for goods like CD's and books through its recently acquired Half.com subsidiary. Half's fixed price model complements Ebay's core dynamic pricing business and extends the user base to consumers who prefer the certainty of fixed retail prices.

In addition to these core business expansions, Ebay recently entered into discussions with ABC Television to explore the possibility of a television show or series using stories from the Ebay commerce network as the topics. While such media extensions may have seemed far-fetched two years ago, given the deep appetite viewers have shown for other forms of reality TV, an Ebay show could have real potential -- and great financial implications for Ebay who would have no production costs and only profit sharing and licensing upside. While a TV show may still be years away, more visible near-term enhancements to Ebay's business model should come from the addition of incremental core services such as payment processing, escrow, shipping services, digital photo listing services and others that Ebay can develop to further monetize the economic activity occurring on its site while, at the same time, enhancing the users' experiences.

              B A R O N      i O P P O R T U N I T Y      F U N D

Ebay's management has publicly stated its goal to grow the company's revenue at a compound annual rate of 50% while expanding profitability from the low teens operating margin enjoyed today to 30-35% within 4 years. These projections contemplate a $3 billion revenue stream with in excess of $1 billion in operating income by 2005. Curiously, while initially applauded for the candor of these goals, many internet analysts have since criticized the company for such aggressive statements and several have since downgraded their ratings on the company, declaring such goals unachievable. These are the same analysts that couldn't have been more bullish last year when the stock was three times higher and the future opportunities less clear. Go figure.


We, on the other hand, believe that the truly difficult job of creating the brand and opportunities that exist for the company today are now behind them, and that the goal of expanding and monetizing its opportunities should be relatively easier for Ebay's management team in the future. As such, we suspect that management's guidance could prove conservative given the size of the company's targeted market and the creativity of the management team to find outlets such as traditional media that they have not yet tapped (not to mention the nearly $1 billion in cash on the balance sheet). Under management's guidance, we believe that the company could be worth well over $30 billion in 4 years (3 times the current value and 2 times the value at our initial purchase). However, we believe that the value creation opportunities could be substantially higher and have added to our position during the recent sell-off.

HOMESTORE

One of the first stocks we researched for the Fund, and one that has become one of our larger holdings, is Homestore.com. Stuart Wolff and John Giesecke, Homestore's CEO and CFO, respectively, have set out a relatively ambitious goal for Homestore to be the single best site for all consumers and professionals to go to for all things related to your home on the internet -- searching through real estate listings, buying and selling or renting a home, executing all of the related transactions (leases, sale contracts, title, mortgages, etc), moving, wiring, decorating and everything else. While this may seem like a nearly impossible goal for most, for executives who trained under John Malone at TCI (Stuart) and Michael Eisner at Disney (John), the goal seems like a normal business practice. And, with 95% of all homes available for sale in the country listed on the Homestore network, all 6 national franchise organizations represented and, following their recent Move.com acquisition, an 80-85% share of all of the eyeball minutes on the web looking for a home, they appear to be on their way to achieving it.

The first point that makes Homestore exciting to us is the size of the market it is addressing. Real estate is the single largest segment of US GDP at $1.5 trillion in annual expenditures. Of this, over $100 billion is spent each year on fees (realtors, mortgage brokers, title agents, insurance agents) and over $10 billion is spent each year on classified, yellow page and other forms of marketing and advertising for homes and home-related services.

Moreover, like travel, the internet is one of the best new consumer tools for getting educated about your options. Despite the fact that the newspaper classified ad is a terrible medium for researching homes (no pictures, brief and confusing descriptions, not real time), it remains the dominant source for most people in their searches. But that is changing rapidly because, in contrast, the internet is a great resource for such a search -- available 24 hours a day, lengthy descriptions, 360 degree pictures, tons of information about local community details, unlimited listings, sortable according to your preferences, etc. Not surprisingly, while in 1995 only 2% of home searchers used the internet in looking for their home (compared with 51% using the newspaper), by 1999 nearly 40% used the internet while newspapers had dropped to 43%. The advantages of the internet can also benefit the real estate professional. Leads generated by Homestore tend to close twice as fast as those generated elsewhere (that is, searches that used to take an average of 8 weeks with 8 homes viewed drops to 4 and 4 with Homestore). This is because the internet consumer is usually better informed by the time they are ready to begin viewing.

In addition to a large and growing market opportunity, through the pending merger with its largest competitor, Move.com, Homestore offers significant market leadership. Move.com was the #2 real estate portal on the web and was controlled by Cendant, which also controls 3 of the leading real estate brokerage franchises (Coldwell Banker, Century 21 and ERA), the largest corporate relocation business, a dominant mortgage brokerage business and other real estate-related companies. Together, the combined company offers incredible reach on both the consumer and professional sides of the business while at the same time removing the largest competitive threat to Homestore's future.

Homestore also has a terrific business model that recently turned profitable. The company has both a consumer-oriented advertising revenue line as well as a business-oriented subscription and professional services model that gives Homestore great balance (advertising is 47% of revenue, subscriptions are 53%) in its income statement. Both sides are witnessing extraordinary growth as Homestore's total revenue has grown from just over $20 million in 1998 to over $400 million projected for this year. Profit potential is also impressive as gross margins have expanded from less than 50% in 1998 to nearly 75% currently, and the company generated its first quarterly profit in the recently released third quarter showing impressive signs of leverage over its installed infrastrucutre. The Move.com merger is projected to be accretive to both revenue and profit for next year (revenue should approach $500 million) and the combined company will have nearly $400 million in cash to continue to invest in new opportunities.

              B A R O N      i O P P O R T U N I T Y      F U N D

Over time, we expect Homestore's continued dominance of the real estate consumer portal space to transition to a dominance of the real estate transaction platform. Through several investments and alliances, Homestore now controls one of the most powerful transaction platforms for professionals in the real estate industry including leading products for lead generation management, electronic real estate forms, customer relationship management, web design and hosting and relocation and moving services. By combining these and other capabilities in a single, integrated product suite, Homestore expects to reduce that thick file of multiple documents from disparate providers to a single, digital archive. This platform was recently unveiled at a national realtor's convention in California to rave reviews throughout the industry, and we expect it to add another leg to Homestore's business model in the future.

We believe that by combining the best consumer portal experience with the broadest set of business to business tools in one of the largest industry segments in our economy Homestore's future growth opportunities are incredibly exciting. We expect the current $400 million in revenue to easily surpass $1 billion within 3-4 years and profits to expand from the $0.01 per share reported in the third quarter of this year to $3.00-$4.00 per share by 2005. With the stock currently at approximately $30, we believe that we can make at least 3-4 times our money over the next several years if Homestore can achieve these goals.

CNET

Following its recent merger with ZDNet, the combined, new CNET is now the ninth most popular property on the entire Internet and one of the i Opportunity Fund's larger holdings. CNET is a collection of web properties that represent one of the world's best sources for comprehensive information about technology products and trends. While CNET's sites had focused on the consumer technology purchaser, ZD's focus had been on the corporate tech buyer providing for a nearly perfect marriage of complementary audiences. Together, they represent one of the best media plays on our broader theme about the impact that the internet and information technology are having throughout the business and consumer landscape.

Information technology (IT) expenditures represent an enormous market -- approximately $1.4 trillion annually -- and both corporate and consumer buyers are hungry for the most thorough and trusted data about the rapidly-proliferating variety of products in this area. Similarly, manufacturers, distributors, retailers and other advertisers are desperate to reach these tech-savvy audiences as they are researching future purchases. The merged CNET is the must-see source for all things new and cool in the world of tech and includes a collection of sites containing descriptions, commentary and reviews about thousands of products spanning the entire gamut of the information technology industry. Before buying a new $100 piece of software or a $10,000 server, buyers turn to CNET to get the latest data on product features, alternative products, prices and availability. In addition, CNET is extending its comprehensive technology market expertise into magazines, radio and television productions all focused on the changing technology landscape. All told, the company's content is digested by more than 24 million tech-oriented customers each month.

As a result, CNET is in a key position to influence that $1.4 trillion in annual IT expenditures and thus offers one of the most compelling advertising opportunities on the web -- the chance to reach a targeted group of buyers as they are on the verge of making expensive, complex purchase decisions. Not surprisingly, most of CNET's 1,300 advertisers are large, established technology companies, like Dell and Hewlett Packard, willing to pay big dollars to reach these potential customers. These advertisers have fully embraced the benefits of internet advertising and continue to increase their commitment to the medium, but only with the top properties. This makes CNET less exposed to the much publicized downdraft in Internet advertising rates for run-of-the-mill banner ads from poorly financed dot.coms.

Currently, about three-quarters of CNET's revenues are derived from advertising and promotions. However, the company believes that its extensive, proprietary content and enormous user base can be leveraged into several important new revenue streams. For instance, CNET has begun selling the real-time information it accumulates on purchasers' behavior to technology manufacturers and consultants, so that they can better understand their customers and better manage their supply chain. The company is also working with technology companies to help them market new products directly to likely buyers. There's also the opportunity to create web-based exchanges for technology distributors and resellers to trade their wares.

Another great thing about CNET is that it's not only profitable today, but, as a stand alone company, was profitable as far back as mid 1998. Operating income before depreciation and amortization, which is currently about $50 million, is expected to grow to over $140 million next year and sustain a 40-50% annual growth rate for the next several years. In addition, the balance sheet includes nearly $500 million of cash, so the company is less likely to ever need to return to the volatile public markets to finance its next stages of growth. The company today trades at a reasonable 18 times next year's operating income projection given the expected 40-50% annual operating income growth rate management has endorsed, the size of their market opportunity and their dominance of the category. If the stock only appreciates in line with its operating income growth, we should make substantial returns on the stock over time regardless of the short-term direction in the market.

--------------------------------------------------------------------------------
CONCLUSION

We pride ourselves on focusing on hard and true facts to construct our opinions -- and we prefer well-funded, currently profitable businesses with extraordinary growth prospects in

              B A R O N      i O P P O R T U N I T Y      F U N D

"sunrise" markets. Certainly, the visibility of future opportunities can sometimes be clouded by current facts that offer contradictory interpretations. Some of the questions being raised today include: Is internet advertising alive or dead? It has risen from almost nothing three years ago to $8-10 billion annually, but its growth has definitely slowed along with the broader advertising markets during the latter half of this year. Are all internet companies going out of business? So far, during the 10 months of this year according to Barron's, over 130 internet firms have folded laying off thousands of would be dot.com millionaires who are now going B2C or B2B (back to consulting or back to banking). Does the internet make businesses more profitable by saving them money or less profitable by increasing their competition? Contracting and expanding margins in many industries point both ways. By focusing intensely on the businesses that we believe have the best management teams, business models and competitive advantages in the internet and information technology sectors, and using the difficult market environment to buy them at attactive prices, we hope to take advantage of these uncertainties to create an exciting portfolio at great entry prices that we hope will generate terrific returns over the long term if the businesses mature and reach their potential. (There can obviously be no assurances of our success.)

As the broader markets as a whole have become more difficult and uncertain in recent months, many have turned a pessimistic eye towards the future prospects for the types of companies that we own. This certainly makes for a difficult investing environment. We are acutely aware that fellow shareholders who have invested in iOpportunity have lost a substantial amount of money since our inception. These losses highlight that there is a level of risk inherent in equity investing that has not been apparent in recent years. While those risks can certainly be higher for the kinds of younger, faster growing companies in new industries that we own, we hope and expect (although we cannot assure) that the rewards in the future (as the best companies achieve their potential) will justify and offset these risks. We hope these letters continue to give you a sense of the basis for our excitement about the opportunities that we see in these markets as well as our approach for constructing a portfolio to balance the risks and potential future rewards. We hope to continue to justify your confidence and support as fellow shareholders.

As always, we thank you for your support.

Sincerely,


/s/ Mitch Rubin
------------------------
Mitch Rubin
Portfolio Manager
November 20, 2000

                           B A R O N      F U N D S

Table I (Unaudited)
--------------------------------------------------------------------------------
PORTFOLIO MARKET CAPITALIZATION
--------------------------------------------------------------------------------

The Funds invest primarily in small and medium sized companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds invest in companies with market capitalizations greater than $5 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.


BARON ASSET FUND
--------------------------------------------------------------------------------

                                                   Equity       % of
                                                 Market Cap     Net
Company                                        (in millions)   Assets
-----------------------------------------------------------------------------
                             Large Capitalization
-----------------------------------------------------------------------------
Charles Schwab Corp. ......................       $49,012       14.4%
Flextronics Intl., Ltd. ...................        16,436        6.8
NTL, Inc. .................................        12,540        4.4
Univision Comm., Inc., Cl A ...............         7,715        0.5
American Tower Corp., Cl A ................         6,740        3.5
Robert Half Intl., Inc. ...................         6,200        8.4
                                                                ----
                                                                38.0%
                             Medium Capitalization
-----------------------------------------------------------------------------
Dollar Tree Stores, Inc. ..................       $ 4,356        3.2%
Citizens Comm. Co. ........................         3,558        2.6
Hispanic Broadcasting Corp. ...............         3,033        1.2
Apollo Group, Inc., Cl A ..................         2,998        4.3
UnitedGlobalCom, Inc., Cl A ...............         2,890        0.2
DeVry, Inc. ...............................         2,620        3.9
Four Seasons Hotels, Inc. .................         2,533        1.1
Westwood One, Inc. ........................         2,400        0.5
Primedia, Inc. ............................         2,379        0.1
Sirius Satellite Radio, Inc. ..............         2,218        0.4
XM Satellite Radio Hldgs., Inc. ...........         2,102        2.1
ChoicePoint, Inc. .........................         1,849        3.1
Manor Care, Inc. ..........................         1,604        2.2
Polo Ralph Lauren Corp., Cl A .............         1,563        2.6
Cox Radio, Inc., Cl A .....................         1,515        0.5
                                                                ----
                                                                28.0%
                             Small Capitalization
-----------------------------------------------------------------------------
Sotheby's Hldgs., Inc., Cl A ..............       $ 1,465       10.1%
Six Flags, Inc. (formerly Premier Parks,
   Inc.) ..................................         1,220        0.3
Ethan Allen Interiors, Inc. ...............         1,120        1.3
OM Group, Inc. ............................         1,040        2.1
Southern Union Co. ........................           981        1.2
Commonwealth Telephone Ent., Inc. .........           831        0.2
Seacor Smit, Inc. .........................           792        1.5
Education Mgmt. Corp. .....................           777        1.5
Vail Resorts, Inc. ........................           721        4.1
Industrie Natuzzi SPA ADR .................           700        0.8
Motient Corp. .............................           700        1.0

-----------------------------------------------------------------------------

                                                  Equity        % of
                                                 Market Cap      Net
Company                                        (in millions)    Assets
-----------------------------------------------------------------------------
                   Small Capitalization (Continued)
-----------------------------------------------------------------------------
Sun Intl. Hotels, Ltd. ....................        $  629        0.8%
Citadel Comm. Corp. .......................           628        0.2
Choice Hotels Intl., Inc. .................           581        3.0
Libbey, Inc. ..............................           474        1.7
Alexander's, Inc. .........................           409        0.6
CoreComm, Ltd. ............................           319        0.5
DVI, Inc. .................................           276        0.5
Saga Comm., Inc., Cl A ....................           272        1.2
Smart and Final, Inc. .....................           206        0.4
Prison Realty Trust, Inc. .................           141        0.1
                                                                ----
                                                                33.1%

BARON GROWTH FUND
--------------------------------------------------------------------------------

                                                   Equity        % of
                                                 Market Cap      Net
Company                                        (in millions)    Assets
-----------------------------------------------------------------------------
                            Large Capitalization
-----------------------------------------------------------------------------
Charles Schwab Corp. ......................       $49,012        2.8%
Flextronics Intl., Ltd. ...................        16,436        2.0
NTL, Inc. .................................        12,540        2.7
Robert Half Intl., Inc. ...................         6,200        2.7
                                                                ----
                                                                10.2%
                            Medium Capitalization
-----------------------------------------------------------------------------
Dollar Tree Stores, Inc. ..................       $ 4,356        2.7%
Apollo Group, Inc., Cl A ..................         2,998        6.3
DeVry, Inc. ...............................         2,620        1.9
Four Seasons Hotels, Inc. .................         2,533        1.4
Westwood One, Inc. ........................         2,400        0.8
Sirius Satellite Radio, Inc. ..............         2,218        2.0
XM Satellite Radio Hldgs., Inc. ...........         2,102        5.1
BlackRock, Inc., Cl A .....................         2,044        2.9
Hotel Reservations Network, Inc., Cl A.....         2,022        0.1
ChoicePoint, Inc. .........................         1,849        4.3
SBA Comm. Corp., Cl A .....................         1,664        0.8
Manor Care, Inc. ..........................         1,604        0.7
Polo Ralph Lauren Corp., Cl A .............         1,563        0.4
Getty Images, Inc. ........................         1,514        1.2
                                                                ----
                                                                30.6%

                           B A R O N      F U N D S

Baron Growth Fund
----------------------------------------------------------------------------

                                                   Equity        % of
                                                 Market Cap      Net
Company                                        (in millions)    Assets
----------------------------------------------------------------------------
                             Small Capitalization
----------------------------------------------------------------------------
Sotheby's Hldgs., Inc., Cl A ..............        $1,465        1.7%
Entercom Comm. Corp. ......................         1,354        0.7
Extended Stay America, Inc. ...............         1,262        1.6
Ethan Allen Interiors, Inc. ...............         1,120        3.7
The Yankee Candle Co., Inc. ...............         1,097        0.5
University of Phoenix Online ..............         1,070        2.0
OM Group, Inc. ............................         1,040        2.9
World Wrestling Federation
   Entertainment, Inc., Cl A ..............         1,035        0.2
Intrawest Corp. ...........................         1,000        0.4
Heidrick & Struggles Int'l., Inc. .........           990        0.4
Southern Union Co. ........................           981        4.8
Gabelli Asset Mgmt., Inc., Cl A ...........           888        1.7
Rural Cellular Corp., Cl A ................           803        3.8
Seacor Smit, Inc. .........................           792        1.5
Education Mgmt. Corp. .....................           777        4.9
Webvan Group, Inc. ........................           770        0.1
Vail Resorts, Inc. ........................           721        0.9
Radio One, Inc. ...........................           710        1.0
Industrie Natuzzi SPA ADR .................           700        1.1
Motient Corp. .............................           700        1.2
Sun Intl. Hotels, Ltd. ....................           629        2.0
Citadel Comm. Corp. .......................           628        0.6
Choice Hotels Intl., Inc. .................           581        4.2
Expedia, Inc., Cl A .......................           576        0.5
California Pizza Kitchen, Inc. ............           504        0.0
Libbey, Inc. ..............................           474        0.9
Azurix Corp. ..............................           418        0.1
Alexander's, Inc. .........................           409        0.9
Steiner Leisure, Ltd. .....................           372        0.9
Kronos, Inc. ..............................           370        1.5
Chiles Offshore, Inc. .....................           357        1.1
CoreComm, Ltd. ............................           319        0.8
American Classic Voyages Co. ..............           306        0.6
DVI, Inc. .................................           276        1.0
Saga Comm., Inc., Cl A ....................           272        1.5
Medallion Financial Corp. .................           236        1.6
Smart and Final, Inc. .....................           206        0.9
drugstore.com, Inc. .......................           176        1.4
Collectors Universe, Inc. .................            64        0.1
                                                                ----
                                                                55.7%

BARON SMALL CAP FUND
----------------------------------------------------------------------------

                                                 Equity          % of
                                               Market Cap        Net
Company                                       (in millions)      Assets
----------------------------------------------------------------------------
                              Medium Capitalization
----------------------------------------------------------------------------
Apollo Group, Inc., Cl A ..................        $2,998        4.2%
UnitedGlobalCom, Inc., Cl A ...............         2,890        4.9
Four Seasons Hotels, Inc. .................         2,533        2.7

----------------------------------------------------------------------------

                                                   Equity        % of
                                                 Market Cap      Net
Company                                        (in millions)    Assets
----------------------------------------------------------------------------
                      Medium Capitalization (Continued)
----------------------------------------------------------------------------
Community Health Systems, Inc. ...........         $2,443        1.7%
Westwood One, Inc. .......................          2,400        2.4
Outback Steakhouse, Inc. .................          2,113        0.9
Iron Mountain, Inc. ......................          2,025        3.3
Williams-Sonoma, Inc. ....................          1,931        2.6
APW, Ltd. ................................          1,911        3.1
ChoicePoint, Inc. ........................          1,849        4.1
United Rentals, Inc. .....................          1,696        2.1
SBA Comm. Corp., Cl A ....................          1,664        4.1
Getty Images, Inc. .......................          1,514        2.9
                                                                ----
                                                               39.0%

                            Small Capitalization
---------------------------------------------------------------------------
Korn Ferry Int'l. ........................         $1,393        2.0%
Entercom Comm. Corp. .....................          1,354        2.5
Pinnacle Hldgs., Inc. ....................          1,289        0.4
Six Flags, Inc. (formerly Premier Parks,
   Inc.) .................................          1,220        1.8
Lexent, Inc. .............................          1,215        0.7
The Yankee Candle Co., Inc. ..............          1,097        1.0
Krispy Kreme Doughnuts, Inc. .............          1,083        0.5
University of Phoenix Online .............          1,070        0.6
Heidrick & Struggles Int'l., Inc. ........            990        2.6
Career Education Corp. ...................            901        8.6
Gabelli Asset Mgmt., Inc., Cl A ..........            888        1.0
Penton Media, Inc. .......................            875        4.4
Liberty Livewire Corp., Cl A .............            846        1.3
Commonwealth Telephone Ent., Inc. ........            831        2.9
Province Healthcare Co. ..................            810        1.0
Rural Cellular Corp., Cl A ...............            803        4.0
El Paso Electric Co. .....................            752        1.0
Kenneth Cole Productions, Inc., Cl A .....            721        3.4
Radio One, Inc. ..........................            710        2.5
Hain Celestial Group, Inc. ...............            647        4.0
Sun Intl. Hotels, Ltd. ...................            629        0.6
Corporate Executive Board Co. ............            622        2.3
Frontline Capital Group ..................            594        0.5
Choice One Comm., Inc. ...................            460        0.6
PrimaCom AG ..............................            442        0.2
Championship Auto Racing Team, Inc........            380        1.2
CoreComm, Ltd. ...........................            319        1.0
Casella Waste Systems, Inc., Cl A ........            235        1.2
Loislaw.com, Inc. ........................            101        0.2
Morton's Restaurant Group, Inc. ..........             89        0.7
Equity Marketing, Inc. ...................             86        0.6
The Sports Club, Inc. ....................             71        0.2
                                                                ----
                                                               55.5%

                           B A R O N      F U N D S

BARON iOPPORTUNITY FUND
----------------------------------------------------------------------------

                                                   Equity          % of
                                                 Market Cap        Net
Company                                        (in millions)      Assets
----------------------------------------------------------------------------
                             Large Capitalization
----------------------------------------------------------------------------
EMC Corp. .................................      $216,130          1.1%
America Online, Inc. ......................       123,485          1.9
Time Warner, Inc. .........................       103,559          1.7
Charles Schwab Corp. ......................        49,012          2.8
AT&T Corp. Liberty Media Group, Cl A               46,429          2.9
Comcast Corp., Cl A .......................        37,038          2.6
Gemstar TV Guide Intl., Inc. ..............        35,676          3.9
Flextronics Intl., Ltd. ...................        16,436          3.2
eBay, Inc. ................................        18,420          3.7
Amazon.com, Inc. ..........................        13,679          3.3
NTL, Inc. .................................        12,540          2.2
United Pan-Europe Comm. N.V. ADR
   Cl A ...................................         8,498          0.3
TMP Worldwide, Inc. .......................         7,740          4.9
Lycos, Inc. ...............................         7,592          0.7
Research In Motion Ltd. ...................         7,028          2.6
American Tower Corp., Cl A ................         6,740          3.0
At Home Corp., Series A ...................         5,682          0.9
                                                                  ----
                                                                  41.7%
                            Medium Capitalization
----------------------------------------------------------------------------
DoubleClick, Inc. .........................      $  3,927          3.0%
homestore.com, Inc. .......................         3,506          4.7
McData Corp., Cl B ........................         3,128          0.3
UnitedGlobalCom, Inc., Cl A ...............         2,890          1.1
Primedia, Inc. ............................         2,379          0.4
FreeMarkets, Inc. .........................         2,147          0.5
XM Satellite Radio Hldgs. .................         2,102          1.6
Hotel Reservations Network, Inc., Cl A. .           2,022          4.9
ChoicePoint, Inc. .........................         1,849          2.9
SBA Comm. Corp., Cl A .....................         1,664          3.3
Getty Images, Inc. ........................         1,514          2.9
                                                                  ----
                                                                  25.6%
                             Small Capitalization
----------------------------------------------------------------------------
Sotheby's Hldgs., Inc., Cl A ..............      $  1,465          1.8%
Tumbleweed Comm. Corp. ....................         1,346          1.6
University of Phoenix Online ..............         1,070          0.2
Ziff-Davis, Inc. ..........................         1,059          1.9
Heidrick & Struggles Int'l., Inc. .........           990          2.7
Penton Media, Inc. ........................           875          1.5
Liberty Livewire Corp., Cl A ..............           846          0.2
GoTo.Com, Inc. ............................           751          2.5
Motient Corp. .............................           700          1.1
Avantgo, Inc. .............................           667          0.4
Front Line Capital Group ..................           594          1.5
Expedia, Inc., Cl A .......................           576          1.9
Allied Riser Comm. Corp. ..................           380          1.6
Wink Comm., Inc. ..........................           372          0.6
drugstore.com, Inc. .......................           176          0.8
                                                                  ----
                                                                  20.3%

Table II (Unaudited)
--------------------------------------------------------------------------------
PORTFOLIO RISK CHARACTERISTICS
--------------------------------------------------------------------------------
The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.

                                                               Baron
                                     Baron        Baron        Small         Baron
                                     Asset        Growth        Cap       iOpportunity
                                      Fund         Fund         Fund          Fund
                                  -----------  -----------  -----------  -------------
                                      % of         % of         % of          % of
                                   Portfolio    Portfolio    Portfolio     Portfolio
                                  -----------  -----------  -----------  -------------
Leverage (Debt > 40% of
   Market Cap) .................     14.7%        26.4%        28.9%         4.5%
Foreign Sales Dependent
   (Sales > 15%) ...............     27.2         18.3         15.7         32.1
Oil Price Sensitivity ..........     12.0         22.9          0.6          1.9
Volatility (Beta > 1.2) ........     34.8         25.5         30.1         50.7
NASDAQ Securities ..............     19.4         41.5         51.6         61.9
Unseasoned Securities
   (Publicly owned
    for < 3 years) .............      8.8         25.8         48.8         48.3
 (Publicly owned
    for < 1 year) ..............      1.2         14.4          7.8         18.1
Turnarounds ....................      0.0          0.0          0.2          0.0
Development Companies ..........      1.5         10.5          2.4         34.2

                           B A R O N      F U N D S

Table III (Unaudited)
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2000
--------------------------------------------------------------------------------


BARON ASSET FUND


One year                               22.8%
-----------------------------------    ----
Two years                              26.0%
-----------------------------------    ----
Three years                            10.2%
-----------------------------------    ----
Four years                             15.6%
-----------------------------------    ----
Five years                             16.7%
-----------------------------------    ----
Ten years                              20.4%
-----------------------------------    ----
Since inception June 12, 1987          17.2%
-----------------------------------    ----

BARON GROWTH FUND

One year                               18.6%
-----------------------------------    ----
Two years                              30.3%
-----------------------------------    ----
Three years                            11.6%
-----------------------------------    ----
Four years                             17.5%
-----------------------------------    ----
Five years                             19.1%
-----------------------------------    ----
Since inception January 3, 1995        24.6%
-----------------------------------    ----

BARON SMALL CAP FUND

One year                               20.0%
-----------------------------------    ----
Two years                              36.5%
-----------------------------------    ----
Since inception October 1, 1997        17.1%
-----------------------------------    ----


BARON iOPPORTUNITY FUND


Since inception February 29, 2000     (12.4%)
-----------------------------------   -----

The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

                         B A R O N  A S S E T  F U N D
STATEMENT OF NET ASSETS
------------------------------------------------------------------------------
September 30, 2000


Shares                                                             Value
------------------------------------------------------------------------------
COMMON STOCKS (98.20%)
------------------------------------------------------------------------------
                 BUSINESS SERVICES (11.49%)
   3,276,400     ChoicePoint, Inc.*#                         $  150,304,850
  11,955,200     Robert Half Intl., Inc.*#                      414,696,000
                                                             --------------
                                                                565,000,850
                 CHEMICAL (2.09%)
   2,360,300     OM Group, Inc. #                               102,968,088

                 COMMUNICATIONS (12.15%)
   4,556,900     American Tower Corp., Cl A*                    171,738,169
   9,323,300     Citizens Comm. Co.*                            125,281,844
     213,000     Commonwealth Telephone Ent., Inc.*               7,854,375
   3,304,000     CoreComm, Ltd.*#                                26,225,500
   3,486,100     Motient Corp.*#                                 49,241,162
   4,686,800     NTL, Inc.*                                     217,057,425
                                                             --------------
                                                                597,398,475
                 EDUCATION (9.77%)
   5,344,000     Apollo Group, Inc., Cl A*                      213,092,000
   5,075,600     DeVry, Inc.*#                                  190,969,450
   2,825,000     Education Mgmt. Corp.*#                         76,098,438
                                                             --------------
                                                                480,159,888
                 ENERGY (1.47%)
   1,552,200     Seacor Smit, Inc.*#                             72,371,325
                 Financial (14.98%)
  19,989,500     Charles Schwab Corp.                           709,627,250
   1,378,600     DVI, Inc.*#                                     26,796,538
                                                             --------------
                                                                736,423,788
                 HEALTH SERVICES (2.23%)
   6,993,000     Manor Care, Inc. *#                            109,702,687
                 Hotels and Lodging (4.06%)
  13,205,300     Choice Hotels Intl., Inc.*#                    145,258,300
     745,000     Four Seasons Hotels, Inc.                       54,524,688
                                                             --------------
                                                                199,782,988
                 MANUFACTURING (6.82%)
   4,086,000     Flextronics Intl., Ltd.*                       335,562,750
                 MEDIA AND ENTERTAINMENT (5.91%)
     560,000     Citadel Comm. Corp.*                             9,520,000
   1,266,000     Cox Radio, Inc., Cl A*                          22,075,875
   2,195,000     Hispanic Broadcasting Corp.*                    61,185,625
   3,664,752     Saga Comm., Inc., Cl A*#                        60,468,408
     400,000     Sirius Satellite Radio, Inc.*                   21,150,000
     300,000     UnitedGlobalCom, Inc., Cl A*                     9,000,000
     635,000     Univision Comm., Inc., Cl A*                    23,733,125
   1,250,000     Westwood One, Inc.*                             26,796,875
   1,314,914     XM Satellite Radio Hldgs., Inc.,
                  Cl A*@                                         56,623,656
                                                             --------------
                                                                290,553,564
                 PRINTING AND PUBLISHING (0.13%)
     391,000     Primedia, Inc.*                                  6,402,625
                 REAL ESTATE AND REITS (0.72%)
     350,900     Alexander's, Inc.*#                             28,686,075
   5,673,759     Prison Realty Trust, Inc.                        6,737,589
                                                             --------------
                                                                 35,423,664
                 RECREATION AND RESORTS (5.17%)
     965,000     Six Flags, Inc. (formerly Premier Parks,
                 Inc.)*                                          14,957,500
   2,082,706     Sun Intl. Hotels, Ltd.*#                        40,092,090
   6,045,600     Vail Resorts, Inc.*#                           122,423,400
   4,000,000     Vail Resorts, Inc.*# @                          76,950,000
                                                             --------------
                                                                254,422,990

Shares                                                            Value
---------------------------------------------------------------------------
                 RETAIL TRADE AND RESTAURANTS (17.55%)
   3,839,400     Dollar Tree Stores, Inc.*                   $  155,735,663
   2,245,000     Ethan Allen Interiors, Inc.#                    63,561,562
   7,937,200     Polo Ralph Lauren Corp., Cl A*                 127,987,350
   2,560,000     Smart and Final, Inc.*#                         18,080,000
  20,003,400     Sotheby's Hldgs., Inc., Cl A#                  497,584,575
                                                             --------------
                                                                862,949,150

                 UTILITY SERVICES (1.16%)
   2,866,900     Southern Union Co.*#                            56,800,457
                 WHOLESALE TRADE (2.50%)
   3,075,000     Industrie Natuzzi SPA ADR#                      37,476,563
   2,745,000     Libbey, Inc.#                                   85,438,125
                                                             --------------
                                                                122,914,688
                                                             --------------
TOTAL COMMON STOCKS
  (Cost $2,843,069,426)
                                                              4,828,837,977
                                                             --------------
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (1.04%)
---------------------------------------------------------------------------
                 EDUCATION (0.02%)
      52,632     Apollo Intl., Inc. S-A CV  Pfd.*@                1,000,008
                 HEALTH SERVICES (0.08%)
       2,557     Chesapeake Healthcare Corp.* @                   4,000,196
                 MEDIA AND ENTERTAINMENT (0.94%)
      31,000     XM Satellite Radio Hldgs., Inc. 8.25%
                 Series C Conv. Pfd due 2012@                    46,429,080
                                                             --------------
 TOTAL CONVERTIBLE PREFERRED STOCKS
   (Cost $36,371,371)                                            51,429,284
                                                             --------------
---------------------------------------------------------------------------
 WARRANTS (0.03%)
---------------------------------------------------------------------------
                 COMMUNICATIONS (0.00%)
      75,000     CoreComm, Ltd. Warrants Exp
                 05/26/2002*@#                                            0
                 REAL ESTATE AND REITS (0.03%)
   2,127,660     Prison Realty Trust, Inc. Warrants Exp
                 09/29/2005*@                                     1,670,213
                                                             --------------
 TOTAL WARRANTS
   (Cost $1,473,750)                                              1,670,213
                                                             --------------

Principal Amount
---------------------------------------------------------------------------
 SHORT TERM MONEY MARKET INSTRUMENTS (1.02%)
---------------------------------------------------------------------------
$ 49,939,999     Associates Corp. of N.A. 6.35%
                  due 10/02/2000 (Cost $49,939,999)              49,939,999
                                                             --------------
TOTAL INVESTMENTS (100.29%)
(COST $2,930,854,546**)                                       4,931,877,473
LIABILITIES LESS
  CASH AND OTHER ASSETS (--0.29%)                               (14,427,667)
                                                             --------------
NET ASSETS (EQUIVALENT TO $63.35 PER
  SHARE BASED ON 77,623,484 SHARES OF
  BENEFICIAL INTEREST OUTSTANDING)                           $4,917,449,806
                                                             ==============
----------

  %  Represents percentage of net assets
  @  Restricted securities
  #  Issuers that may be deemed to be "affiliated"
  *  Non-income producing securities
 ** For Federal income tax purposes the cost basis is $2,931,054,150. Aggregate unrealized appreciation and depre-ciation of investments are $2,320,517,615 and $319,694,292, respectively.

                       See Notes to Financial Statements.

                        B A R O N  G R O W T H  F U N D
STATEMENT OF NET ASSETS
---------------------------------------------------------------------------
September 30, 2000


Shares                                                        Value
---------------------------------------------------------------------------
COMMON STOCKS (96.48%)
---------------------------------------------------------------------------
                 BUSINESS SERVICES (8.87%)
     498,995     ChoicePoint, Inc.*                            $ 22,891,396
      40,000     Heidrick & Struggles Int'l., Inc.*               2,055,000
     260,000     Kronos, Inc.*                                    7,800,000
     420,000     Robert Half Intl., Inc.*                        14,568,750
                                                               ------------
                                                                 47,315,146
                 CHEMICAL (2.86%)
     350,000     OM Group, Inc.                                  15,268,750
                 COMMUNICATIONS (9.24%)
     510,000     CoreComm, Ltd.*                                  4,048,125
     450,000     Motient Corp.*                                   6,356,250
     315,000     NTL, Inc.*                                      14,588,438
     295,000     Rural Cellular Corp., Cl A*                     20,096,875
     100,000     SBA Comm. Corp., Cl A*                           4,193,750
                                                               ------------
                                                                 49,283,438
                 CONSUMER SERVICES (0.49%)
     200,000     Expedia, Inc., Cl A*                             2,600,000
                 EDUCATION (15.10%)
     845,000     Apollo Group, Inc., Cl A*                       33,694,375
     270,000     DeVry, Inc.*                                    10,158,750
     970,000     Education Mgmt. Corp.*                          26,129,375
     517,400     University of Phoenix Online*                   10,542,025
                                                               ------------
                                                                 80,524,525
                 ENERGY (1.49%)
     170,000     Seacor Smit, Inc.*                               7,926,250
                 FINANCIAL (10.02%)
      93,333     Bingham Financial Services Corp.*@                 166,254
     485,000     BlackRock, Inc., Cl A*                          15,520,000
     420,000     Charles Schwab Corp.                            14,910,000
     283,200     DVI, Inc.*                                       5,504,700
     299,000     Gabelli Asset Mgmt., Inc., Cl A*                 8,970,000
     500,000     Medallion Financial Corp.                        8,406,250
                                                               ------------
                                                                 53,477,204
                 FOOD AND AGRICULTURE (0.04%)
       7,500     California Pizza Kitchen, Inc.*                    210,000
                 HEALTH SERVICES (0.66%)
     225,000     Manor Care, Inc.*                                3,529,687
                 HOTELS AND LODGING (7.29%)
   2,020,000     Choice Hotels Intl., Inc.*                      22,220,000
     650,000     Extended Stay America, Inc.*                     8,612,500
     100,000     Four Seasons Hotels, Inc.                        7,318,750
      20,000     Hotel Reservations Network, Inc., Cl A*            732,500
                                                               ------------
                                                                 38,883,750
                 MANUFACTURING (2.00%)
     130,000     Flextronics Intl., Ltd.*                        10,676,250
                 MEDIA AND ENTERTAINMENT (11.74%)
     180,000     Citadel Comm. Corp.*                             3,060,000
     130,000     Entercom Comm. Corp.*                            3,891,875
     220,000     Radio One, Inc., Cl A*                           1,828,750
     575,000     Radio One, Inc., Cl D*                           4,060,938
     472,500     Saga Comm., Inc., Cl A*                          7,796,250
     200,000     Sirius Satellite Radio, Inc.*                   10,575,000
     200,000     Westwood One, Inc.*                              4,287,500
     630,000     XM Satellite Radio Hldgs., Inc., Cl A*          27,129,375
                                                               ------------
                                                                 62,629,688
                 OIL SERVICES (1.13%)
     277,800     Chiles Offshore, Inc.*                           6,007,425
                 PRINTING AND PUBLISHING (1.20%)
     210,000     Getty Images, Inc.*                              6,391,875
                 REAL ESTATE AND REITS (0.90%)
      58,600     Alexander's, Inc.*                               4,790,550

Shares                                                            Value
---------------------------------------------------------------------------
                 RECREATION AND RESORTS (5.02%)
     210,000     American Classic Voyages Co.*                 $  3,071,250
     140,000     Intrawest Corp.                                  2,327,500
     220,000     Steiner Leisure, Ltd.*                           4,922,500
     550,000     Sun Intl. Hotels, Ltd.*                         10,587,500
     235,000     Vail Resorts, Inc.*                              4,758,750
      75,000     World Wrestling Federation
                  Entertainment, Inc., Cl A*                      1,139,062
                                                               ------------
                                                                 26,806,562
                 RETAIL TRADE AND RESTAURANTS (11.59%)
     325,000     Collectors Universe, Inc.*                         812,500
     360,000     Dollar Tree Stores, Inc.*                       14,602,500
     200,000     drugstore.com, Inc.*                               675,000
   2,227,848     drugstore.com, Inc.*@                            6,767,088
     700,000     Ethan Allen Interiors, Inc.                     19,818,750
     125,000     Polo Ralph Lauren Corp., Cl A*                   2,015,625
     700,000     Smart and Final, Inc.*                           4,943,750
     360,000     Sotheby's Hldgs., Inc., Cl A                     8,955,000
     269,012     Webvan Group, Inc.*                                622,090
     130,000     The Yankee Candle Co., Inc.*                     2,616,250
                                                               ------------
                                                                 61,828,553
                 UTILITY SERVICES (4.88%)
     158,300     Azurix Corp.*                                      563,944
   1,286,250     Southern Union Co.*                             25,483,828
                                                               ------------
                                                                 26,047,772
                 WHOLESALE TRADE (1.96%)
     475,000     Industrie Natuzzi SPA ADR                        5,789,063
     150,000     Libbey, Inc.                                     4,668,750
                                                               ------------
                                                                 10,457,813
                                                               ------------
TOTAL COMMON STOCKS
 (Cost $357,500,060)
                                                                514,655,238
                                                               ------------
---------------------------------------------------------------------------
WARRANTS (0.00%)
---------------------------------------------------------------------------
                 COMMUNICATIONS
     187,500     CoreComm, Ltd. Warrants Exp
                  05/26/2002*@ (Cost $3,684,375)                          0
                                                              -------------

Principal Amount
---------------------------------------------------------------------------
CORPORATE BONDS (0.44%)
---------------------------------------------------------------------------
                 COMMUNICATIONS
  $5,000,000     CoreComm Ltd. 6.00%
                  Conv. Sub. NT due 10/01/2006+
                  (Cost $5,000,000)                               2,337,500
                                                                -----------
--------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (4.77%)
--------------------------------------------------------------------------------
  25,480,000     Associates Corp. of N.A. 6.35%
                  due 10/02/2000 (Cost $25,480,000)              25,480,000
                                                                -----------
TOTAL INVESTMENTS (101.69%)
(COST $391,664,435**)                                           542,472,738
LIABILITIES LESS
  CASH AND OTHER ASSETS (-1.69%)                                 (9,025,592)
                                                                -----------
NET ASSETS (EQUIVALENT TO $32.26 PER
  SHARE BASED ON 16,534,864 SHARES OF
  BENEFICIAL INTEREST OUTSTANDING)                             $533,447,146
                                                               ============
-----------------
   %    Represents percentage of net assets
   @    Restricted securities
   +    Rule 144A securities
   *    Non-income producing securities
  ** For Federal income tax purposes the cost basis is $392,731,206. Aggregate unrealized appreciation and depreciation of investments are $192,352,392 and $42,610,860 respectively.


                       See Notes to Financial Statements.

                   B A R O N   S M A L L   C A P   F U N D

STATEMENT OF NET ASSETS
---------------------------------------------------------------------------
September 30, 2000




Shares                                                           Value
---------------------------------------------------------------------------
COMMON STOCKS (94.55%)
---------------------------------------------------------------------------
                 BUSINESS SERVICES (14.77%)
     778,750     ChoicePoint, Inc.*                            $ 35,725,156
     500,000     Corporate Executive Board Co.*                  20,125,000
     250,000     Frontline Capital Group*                         4,109,375
     450,000     Heidrick & Struggles Int'l., Inc.*              23,118,750
     780,000     Iron Mountain, Inc.*                            28,860,000
     475,000     Korn Ferry Int'l.*                              17,960,938
                                                               ------------
                                                                129,899,219

                 COMMUNICATIONS (14.26%)
     450,000     Choice One Comm., Inc.*                          5,484,375
     700,000     Commonwealth Telephone Ent., Inc.*              25,812,500
   1,050,000     CoreComm, Ltd.*                                  8,334,375
     381,600     Liberty Livewire Corp., Cl A*                   11,734,200
     125,000     Pinnacle Hldgs., Inc.*                           3,328,125
     515,000     Rural Cellular Corp., Cl A*                     35,084,375
     850,000     SBA Comm. Corp., Cl A*                          35,646,875
                                                               ------------
                                                                125,424,825

                 CONSUMER PRODUCTS (0.58%)
     375,000     Equity Marketing, Inc.*#                         5,109,375

                 EDUCATION (13.40%)
     925,000     Apollo Group, Inc., Cl A*                       36,884,375
   1,700,000     Career Education Corp.*#                        75,650,000
     261,400     University of Phoenix Online*                    5,326,025
                                                               ------------
                                                                117,860,400

                 ENVIRONMENTAL (1.15%)
   1,000,000     Casella Waste Systems, Inc., Cl A*              10,125,000

                 FINANCIAL (1.02%)
     299,000     Gabelli Asset Mgmt., Inc., Cl A*                 8,970,000

                 FOOD AND AGRICULTURE (3.95%)
     990,000     Hain Celestial Group, Inc.*                     34,773,750

                 HEALTH SERVICES (2.67%)
     450,000     Community Health Systems, Inc.*                 14,456,250
     225,000     Province Healthcare Co.*                         8,985,937
                                                               ------------
                                                                 23,442,187

                 HOTELS AND LODGING (2.70%)
     325,000     Four Seasons Hotels, Inc.                       23,785,938

                 INDUSTRIAL SERVICES (2.06%)
     750,000     United Rentals, Inc.*                           18,093,750

                 MANUFACTURING (3.79%)
     567,500     APW, Ltd.*                                      27,665,625
     191,000     Lexent, Inc.*                                    5,682,250
                                                               ------------
                                                                 33,347,875

                 MEDIA AND ENTERTAINMENT (12.64%)
     725,000     Entercom Comm. Corp.*                           21,704,687
     150,000     PrimaCom AG*                                     2,100,000
     565,000     Radio One, Inc., Cl A*                           4,696,563
   2,510,000     Radio One, Inc., Cl D*                          17,726,875
   1,450,000     UnitedGlobalCom, Inc., Cl A*                    43,500,000
   1,000,000     Westwood One, Inc.*                             21,437,500
                                                               ------------
                                                                111,165,625

                 PRINTING AND PUBLISHING (7.47%)
     830,000     Getty Images, Inc.*                             25,263,125
     400,000     Loislaw.com, Inc.*                               1,925,000
   1,400,000     Penton Media, Inc.                              38,500,000
                                                               ------------
                                                                 65,688,125

Shares                                                           Value
---------------------------------------------------------------------------

                 RECREATION AND RESORTS (3.86%)
     450,000     Championship Auto Racing Team, Inc.*          $ 10,968,750
   1,000,000     Six Flags, Inc. (formerly Premier Parks,
                  Inc.)*                                         15,500,000
     284,006     Sun Intl. Hotels, Ltd.*                          5,467,115
     500,000     The Sports Club, Inc.*                           2,000,000
                                                               ------------
                                                                 33,935,865
                 RETAIL TRADE AND RESTAURANTS (9.21%)
     850,000     Kenneth Cole Productions, Inc., Cl A*           30,015,625
      55,000     Krispy Kreme Doughnuts, Inc.*                    4,606,250
     325,000     Morton's Restaurant Group, Inc.*#                6,581,250
     300,000     Outback Steakhouse, Inc.*                        8,137,500
     650,000     Williams-Sonoma, Inc.*                          22,587,500
     450,000     The Yankee Candle Co., Inc.*                     9,056,250
                                                               ------------
                                                                 80,984,375
                 UTILITY SERVICES (1.02%)
     650,000     El Paso Electric Co.*                            8,950,500
                                                               ------------
TOTAL COMMON STOCKS
 (Cost $571,650,328)
                                                                831,556,809
                                                               ------------
--------------------------------------------------------------------------------
WARRANTS (0.00%)
---------------------------------------------------------------------------
                 COMMUNICATIONS
      75,000     CoreComm, Ltd. Warrants Exp
                  05/26/2002*@ (Cost $1,473,750)                         0
                                                               ------------
Principal Amount
---------------------------------------------------------------------------
CORPORATE BONDS (0.53%)
---------------------------------------------------------------------------
                 COMMUNICATIONS (0.26%)
$  5,000,000     CoreComm Ltd 6.00%
                  Conv. Sub. NT due 10/01/2006+                   2,337,500
                 HEALTH SERVICES (0.27%)
   3,250,000     U.S. Diagnostic, Inc. 9.00%
                  Conv. Sub. Deb. due 03/31/2003                  2,340,000
                                                               ------------
TOTAL CORPORATE BONDS
 (Cost $7,520,000)
                                                                  4,677,500
                                                               ------------
---------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (4.08%)
---------------------------------------------------------------------------
  35,910,000     Associates Corp. of N.A. 6.35%
                  due 10/02/2000 (Cost $35,910,000)              35,910,000
                                                               ------------
TOTAL INVESTMENTS (99.16%)
 (COST $616,554,078**)
                                                                872,144,309
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.84%)
                                                                  7,385,570
                                                               ------------
NET ASSETS (EQUIVALENT TO $16.05 PER
  SHARE BASED ON 54,807,115 SHARES OF
  BENEFICIAL INTEREST OUTSTANDING)
                                                               $879,529,879
                                                               ============

----------
%   Represents percentage of net assets
@   Restricted security
+   Rule 144A securities
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $618,816,228. Aggregate unrealized appreciation and depreciation of investments are $336,528,047 and $83,199,966, respectively.

                       See Notes to Financial Statements.

                 B A R O N   i O P P O R T U N I T Y   F U N D

STATEMENT OF NET ASSETS
---------------------------------------------------------------------------
September 30, 2000




Shares                                                              Value
---------------------------------------------------------------------------
 COMMON STOCKS (86.02%)
---------------------------------------------------------------------------
                 BUSINESS SERVICES (16.87%)
     120,000     ChoicePoint, Inc.*                            $  5,505,000
     175,000     DoubleClick, Inc.*                               5,600,000
      20,000     EMC Corp.*                                       1,982,500
      15,000     FreeMarkets, Inc.*                                 856,875
     175,000     Front Line Capital Group*                        2,876,562
     100,000     Heidrick & Struggles Int'l., Inc.*               5,137,500
       5,000     McData Corp., Cl B*                                614,453
     114,000     TMP Worldwide, Inc.*                             9,177,000
                                                               ------------
                                                                 31,749,890
                 COMMUNICATIONS (17.16%)
     450,000     Allied Riser Comm. Corp.*                        2,981,250
     150,000     American Tower Corp., Cl A*                      5,653,125
      40,000     Avantgo, Inc.*                                     800,000
     120,000     Comcast Corp., Cl A*                             4,912,500
      14,200     Liberty Livewire Corp., Cl A*                      436,650
     150,000     Motient Corp.*                                   2,118,750
      90,000     NTL, Inc.*                                       4,168,125
      50,000     Research In Motion Ltd.*                         4,928,125
     150,000     SBA Comm. Corp., Cl A*                           6,290,625
                                                               ------------
                                                                 32,289,150
                 CONSUMER SERVICES (11.47%)
      65,000     America Online, Inc.*                            3,493,750
     125,000     At Home Corp., Series A*                         1,765,625
       2,000     CNET Networks, Inc.*                                48,719
     280,000     Expedia, Inc., Cl A*                             3,640,000
     280,000     GoTo.Com, Inc.*                                  4,620,000
      20,000     Lycos, Inc.*                                     1,375,312
      40,000     Time Warner, Inc.                                3,130,000
     250,000     Ziff-Davis, Inc.*                                3,515,625
                                                               ------------
                                                                 21,589,031
                 EDUCATION (0.15%)
      14,100     University of Phoenix Online*                      287,287

                 FINANCIAL (2.83%)
     150,000     Charles Schwab Corp.                             5,325,000

                 HOTELS AND LODGING (4.87%)
     250,000     Hotel Reservations Network, Inc., Cl A*          9,156,250

                 MANUFACTURING (3.23%)
      74,000     Flextronics Intl., Ltd.*                         6,077,250

                 MEDIA AND ENTERTAINMENT (8.82%)
     300,000     AT&T Corp. Liberty Media Group, Cl A*            5,400,000
      85,000     Gemstar TV Guide Int'l., Inc.*                   7,410,938
      25,000     United Pan-Europe Comm. N.V. ADR, Cl A*            485,937
      70,000     UnitedGlobalCom, Inc., Cl A*                     2,100,000
     100,000     Wink Comm., Inc.*                                1,200,000
                                                               ------------
                                                                 16,596,875

Shares                                                             Value
---------------------------------------------------------------------------

                 PRINTING AND PUBLISHING (4.81%)
     180,000     Getty Images, Inc.*                           $  5,478,750
     100,000     Penton Media, Inc.                               2,750,000
      50,000     Primedia, Inc.*                                    818,750
                                                               ------------
                                                                  9,047,500
                 REAL ESTATE AND REITS (4.72%)
     190,000     homestore.com, Inc.*                             8,882,500

                 RETAIL TRADE AND RESTAURANTS (9.46%)
     160,000     Amazon.com, Inc.*                                6,150,000
      60,000     drugstore.com, Inc.*                               202,500
     405,063     drugstore.com, Inc.*@                            1,230,379
     100,000     eBay, Inc.*                                      6,862,500
     135,000     Sotheby's Hldgs., Inc., Cl A                     3,358,125
                                                               ------------
                                                                 17,803,504
                 SOFTWARE(1.63%)
      60,000     Tumbleweed Comm. Corp.*                          3,060,000
                                                               ------------
TOTAL COMMON STOCKS
  (Cost $181,582,889)
                                                                161,864,237
                                                               ------------

---------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCKS (1.59%)
---------------------------------------------------------------------------
                  MEDIA AND ENTERTAINMENT
       2,000      XM Satellite Radio Hldgs., Inc. 8.25%
                   Series C Conv. Pfd due 2012 @
                   (Cost $2,023,959)                              2,995,520
                                                               ------------
 Principal Amount
---------------------------------------------------------------------------
 SHORT TERM MONEY MARKET INSTRUMENTS (13.04%)
---------------------------------------------------------------------------
$ 24,530,000      Associates Corp. of N.A. 6.35%
                   due 10/02/2000 (Cost $24,530,000)             24,530,000
                                                               ------------
TOTAL INVESTMENTS (100.65%)
  (COST $208,136,848**)
                                                                189,389,757
LIABILITIES LESS
  CASH AND OTHER ASSETS (-0.65%)
                                                                 (1,223,128)
                                                               ------------
NET ASSETS (EQUIVALENT TO $8.76 PER
  SHARE BASED ON 21,474,230 SHARES OF
  BENEFICIAL INTEREST OUTSTANDING)
                                                               $188,166,629
                                                               ============

----------
%   Represents percentage of net assets
@   Restricted securities
*   Non-income producing securities
**  For Federal income tax purposes the cost basis is identical.
    Aggregate unrealized appreciation and depreciation of investments are $20,187,768 and $38,934,859, respectively.


                       See Notes to Financial Statements.

                             B A R O N   F U N D S

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 2000

                                                                      Baron Asset
                                                                          Fund
                                                                  -------------------
Assets:
 Investments in securities, at value
  Unaffiliated issuers
    (Cost $961,760,921, $391,664,435, $584,450,800, and
     $208,136,848, respectively)                                    $ 2,479,683,880
  "Affiliated" issuers (Cost $1,969,093,625, $0, $32,103,278,
    and $0, respectively)                                             2,452,193,593
  Cash                                                                            0
  Dividends and interest receivable                                         726,107
  Receivable for securities sold                                          5,584,466
  Receivable for shares sold                                             12,303,964
  Unamortized organization costs                                                  0
  Prepaid expenses                                                           21,992
                                                                    ---------------
                                                                      4,950,514,002
                                                                    ---------------
Liabilities:
 Payable for securities purchased                                                 0
 Payable for shares redeemed                                             32,379,059
 Due to custodian bank                                                       11,468
 Accrued organization costs                                                       0
 Accrued expenses and other payables                                        673,669
                                                                    ---------------
                                                                         33,064,196
                                                                    ---------------
Net Assets                                                          $ 4,917,449,806
                                                                    ===============
Net Assets consist of:
 Capital paid-in                                                    $ 2,569,022,984
 Undistributed net investment income                                              0
 Accumulated net realized gain (loss)                                   347,403,895
 Net unrealized appreciation (depreciation) on investments            2,001,022,927
                                                                    ---------------
 Net Assets                                                         $ 4,917,449,806
                                                                    ===============
 Shares of Beneficial Interest Outstanding
  ($.01 par value; indefinite shares authorized)                         77,623,484
                                                                    ===============
 Net Asset Value Per Share                                          $         63.35
                                                                    ===============

                                                                     Baron Growth     Baron Small Cap    Baron iOpportunity
                                                                         Fund               Fund                Fund
                                                                  -----------------  -----------------  -------------------
Assets:
 Investments in securities, at value
  Unaffiliated issuers
    (Cost $961,760,921, $391,664,435, $584,450,800, and
     $208,136,848, respectively)                                    $ 542,472,738      $ 784,803,684       $ 189,389,757
  "Affiliated" issuers (Cost $1,969,093,625, $0, $32,103,278,
    and $0, respectively)                                                       0         87,340,625                   0
  Cash                                                                      3,209            582,280                  87
  Dividends and interest receivable                                       259,952            347,978               8,658
  Receivable for securities sold                                        2,219,777         12,581,924           5,590,203
  Receivable for shares sold                                              998,742          2,605,153              11,022
  Unamortized organization costs                                                0             11,390                   0
  Prepaid expenses                                                              0                  0                   0
                                                                    -------------      -------------       -------------
                                                                      545,954,418        888,273,034         194,999,727
                                                                    -------------      -------------       -------------
Liabilities:
 Payable for securities purchased                                      11,156,131          5,384,385           6,529,755
 Payable for shares redeemed                                            1,182,808          3,144,493             182,344
 Due to custodian bank                                                          0                  0                   0
 Accrued organization costs                                                     0             11,390                   0
 Accrued expenses and other payables                                      168,333            202,887             120,999
                                                                    -------------      -------------       -------------
                                                                       12,507,272          8,743,155           6,833,098
                                                                    -------------      -------------       -------------
Net Assets                                                          $ 533,447,146      $ 879,529,879       $ 188,166,629
                                                                    =============      =============       =============
Net Assets consist of:
 Capital paid-in                                                    $ 333,187,966      $ 607,137,509       $ 217,512,959
 Undistributed net investment income                                            0                  0             539,050
 Accumulated net realized gain (loss)                                  49,450,877         16,802,139         (11,138,289)
 Net unrealized appreciation (depreciation) on investments            150,808,303        255,590,231         (18,747,091)
                                                                    -------------      -------------       -------------
 Net Assets                                                         $ 533,447,146      $ 879,529,879       $ 188,166,629
                                                                    =============      =============       =============
 Shares of Beneficial Interest Outstanding
  ($.01 par value; indefinite shares authorized)                       16,534,864         54,807,115          21,474,230
                                                                    =============      =============       =============
 Net Asset Value Per Share                                          $       32.26      $       16.05       $        8.76
                                                                    =============      =============       =============


                      See Notes to Financial Statements.

                             B A R O N   F U N D S

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended September 30, 2000



                                                                        Baron Asset      Baron Growth
                                                                           Fund              Fund
                                                                    ------------------  --------------
Investment income:
 Income:
  Interest                                                            $    1,418,454     $  1,039,194
  Dividends -- unaffiliated issuers (net of foreign tax
    withholding of $0, $236,690, $0, and $0, respectively)                 3,415,579        2,174,519
  Dividends -- "affiliated" issuers (net of foreign tax
    withholding of $1,660,981, $0, $0, and $0, respectively)               9,489,825                0
                                                                      --------------     ------------
  Total income                                                            14,323,858        3,213,713
                                                                      --------------     ------------
 Expenses:
  Investment advisory fees                                                54,034,991        5,577,859
  Distribution fees                                                       13,508,748        1,394,465
  Shareholder servicing agent fees                                         1,482,900          256,805
  Reports to shareholders                                                  1,540,600          181,650
  Registration and filing fees                                               102,272           42,331
  Custodian fees                                                             159,855           28,659
  Trustee fees                                                                69,491            7,220
  Professional fees                                                          992,852           66,700
  Amortization of organization costs                                               0            1,640
  Miscellaneous                                                               88,942           10,020
                                                                      --------------     ------------
  Total operating expenses                                                71,980,651        7,567,349
  Interest expense                                                         1,385,356           14,645
                                                                      --------------     ------------
  Total expenses                                                          73,366,007        7,581,994
  Less: Expense reimbursement by investment adviser                                0                0
                                                                      --------------     ------------
  Net expenses                                                            73,366,007        7,581,994
                                                                      --------------     ------------
  Net investment income (loss)                                           (59,042,149)      (4,368,281)
                                                                      --------------     ------------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss) on investments sold in unaffiliated
  issuers                                                                629,809,981       62,856,684
 Net realized loss on investments sold in "affiliated" issuers          (157,336,808)               0
 Change in net unrealized appreciation (depreciation) of
  investments                                                            728,335,860       32,919,784
                                                                      --------------     ------------
 Net gain (loss) on investments                                        1,200,809,033       95,776,468
                                                                      --------------     ------------
 Net increase (decrease) in net assets resulting from operations      $1,141,766,884     $ 91,408,187
                                                                      ==============     ============

                                                                     Baron Small Cap    Baron iOpportunity
                                                                           Fund               Fund*
                                                                    -----------------  -------------------
Investment income:
 Income:
  Interest                                                            $  3,915,730         $  2,283,177
  Dividends -- unaffiliated issuers (net of foreign tax
    withholding of $0, $236,690, $0, and $0, respectively)                 223,693               32,677
  Dividends -- "affiliated" issuers (net of foreign tax
    withholding of $1,660,981, $0, $0, and $0, respectively)                     0                    0
                                                                      ------------         ------------
  Total income                                                           4,139,423            2,315,854
                                                                      ------------         ------------
 Expenses:
  Investment advisory fees                                               9,766,731            1,184,536
  Distribution fees                                                      2,441,683              296,134
  Shareholder servicing agent fees                                         309,406              127,460
  Reports to shareholders                                                  280,550               74,092
  Registration and filing fees                                              34,001               71,634
  Custodian fees                                                            46,585               14,728
  Trustee fees                                                              12,917                1,554
  Professional fees                                                         43,455               36,324
  Amortization of organization costs                                         5,695                    0
  Miscellaneous                                                             17,415                1,461
                                                                      ------------         ------------
  Total operating expenses                                              12,958,438            1,807,923
  Interest expense                                                               0                    0
                                                                      ------------         ------------
  Total expenses                                                        12,958,438            1,807,923
  Less: Expense reimbursement by investment adviser                              0              (31,119)
                                                                      ------------         ------------
  Net expenses                                                          12,958,438            1,776,804
                                                                      ------------         ------------
  Net investment income (loss)                                          (8,819,015)             539,050
                                                                      ------------         ------------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss) on investments sold in unaffiliated
  issuers                                                               75,914,734          (11,138,289)
 Net realized loss on investments sold in "affiliated" issuers          (2,573,692)                   0
 Change in net unrealized appreciation (depreciation) of
  investments                                                           88,905,189          (18,747,091)
                                                                      ------------         ------------
 Net gain (loss) on investments                                        162,246,231          (29,885,380)
                                                                      ------------         ------------
 Net increase (decrease) in net assets resulting from operations      $153,427,216        ($ 29,346,330)
                                                                      ============         ============

----------
* For the period February 29, 2000 (Commencement of Operations) to September 30, 2000.



                       See Notes to Financial Statements.

                             B A R O N   F U N D S

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                             Baron Asset Fund                       Baron Growth Fund
                                 ----------------------------------------  ------------------------------------
                                       For the              For the             For the            For the
                                      Year Ended           Year Ended          Year Ended         Year Ended
                                    September 30,        September 30,       September 30,      September 30,
                                         2000                 1999                2000               1999
                                 -------------------  -------------------  -----------------  -----------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income
  (loss)                          ($     59,042,149)   ($     33,874,084)   ($    4,368,281)   ($      724,318)
 Net realized gain (loss) on
  investments sold                      472,473,173           46,800,291         62,856,684         34,354,265
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                           728,335,860        1,250,313,281         32,919,784         78,932,635
                                   ----------------     ----------------     --------------     --------------
 Increase (decrease) in net
  assets resulting from
  operations                          1,141,766,884        1,263,239,488         91,408,187        112,562,582
                                   ----------------     ----------------     --------------     --------------
Dividends to shareholders
 from:
 Net investment income                            0           (4,594,972)                 0           (486,147)
 Net realized gain on
  investments                                     0                    0        (29,536,361)                 0
                                   ----------------     ----------------     --------------     --------------
                                                  0           (4,594,972)       (29,536,361)          (486,147)
                                   ----------------     ----------------     --------------     --------------
Capital share transactions:
 Proceeds from the sale of
  shares                              1,045,621,423        2,326,280,913        291,908,779        193,413,986
 Net asset value of shares
  issued in reinvestment
  of dividends                                    0            4,175,765         28,265,440            461,215
 Cost of shares redeemed             (3,133,863,389)      (2,138,067,002)      (288,023,683)      (182,084,702)
                                   ----------------     ----------------     --------------     --------------
 Increase (decrease) in net
  assets derived from
  capital share transactions         (2,088,241,966)         192,389,676         32,150,536         11,790,499
                                   ----------------     ----------------     --------------     --------------
 Capital contribution                       799,873            1,584,375                  0                  0
 Redemption fees                                  0                    0                  0                  0
                                   ----------------     ----------------     --------------     --------------
 Net increase (decrease) in
  net assets                           (945,675,209)       1,452,618,567         94,022,362        123,866,934
Net assets:
 Beginning of year                    5,863,125,015        4,410,506,448        439,424,784        315,557,850
                                   ----------------     ----------------     --------------     --------------
 End of year                       $  4,917,449,806     $  5,863,125,015     $  533,447,146     $  439,424,784
                                   ================     ================     ==============     ==============
Undistributed net
 investment income at end
 of year                           $              0     $              0     $            0     $            0
                                   ================     ================     ==============     ==============
Shares of beneficial interest:
 Shares sold                             18,148,606           45,041,285          9,330,253          6,776,893
 Shares issued in
  reinvestment dividends                          0               82,185          1,029,706             18,636
 Shares redeemed                        (54,213,058)         (41,802,254)        (8,947,021)        (7,201,050)
                                   ----------------     ----------------     --------------     --------------
 Net increase (decrease)                (36,064,452)           3,321,216          1,412,938           (405,521)
                                   ================     ================     ==============     ==============

                                         Baron Small Cap Fund           Baron iOpportunity Fund
                                 ------------------------------------  ------------------------
                                                                            For the Period
                                      For the            For the           February 29, 2000
                                     Year Ended         Year Ended           (Commencement
                                   September 30,      September 30,         of Operations)
                                        2000               1999          to September 30, 2000
                                 -----------------  -----------------  ------------------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income
  (loss)                          ($    8,819,015)   ($    5,396,245)       $     539,050
 Net realized gain (loss) on
  investments sold                     73,341,042        (29,035,249)         (11,138,289)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                          88,905,189        242,203,032          (18,747,091)
                                   --------------     --------------        -------------
 Increase (decrease) in net
  assets resulting from
  operations                          153,427,216        207,771,538          (29,346,330)
                                   --------------     --------------        -------------
Dividends to shareholders
 from:
 Net investment income                          0                  0                    0
 Net realized gain on
  investments                                   0                  0                    0
                                   --------------     --------------        -------------
                                                0                  0                    0
                                   --------------     --------------        -------------
Capital share transactions:
 Proceeds from the sale of
  shares                              474,426,688        403,817,666          255,732,509
 Net asset value of shares
  issued in reinvestment
  of dividends                                  0                  0                    0
 Cost of shares redeemed             (464,007,157)      (299,634,070)         (38,535,735)
                                   --------------     --------------        -------------
 Increase (decrease) in net
  assets derived from
  capital share transactions           10,419,531        104,183,596          217,196,774
                                   --------------     --------------        -------------
 Capital contribution                           0                  0                    0
 Redemption fees                                0                  0              316,185
                                   --------------     --------------        -------------
 Net increase (decrease) in
  net assets                          163,846,747        311,955,134          188,166,629
Net assets:
 Beginning of year                    715,683,132        403,727,998                    0
                                   --------------     --------------        -------------
 End of year                       $  879,529,879     $  715,683,132        $ 188,166,629
                                   ==============     ==============        =============
Undistributed net
 investment income at end
 of year                           $            0     $            0        $     539,050
                                   ==============     ==============        =============
Shares of beneficial interest:
 Shares sold                           28,848,269         34,490,488           25,760,021
 Shares issued in
  reinvestment dividends                        0                  0                    0
 Shares redeemed                      (27,571,588)       (27,846,667)          (4,285,791)
                                   --------------     --------------        -------------
 Net increase (decrease)                1,276,681          6,643,821           21,474,230
                                   ==============     ==============        =============


                       See Notes to Financial Statements.

                             B A R O N   F U N D S


Notes to Financial Statements
--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES.
Baron Asset Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the"1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February
19, 1987. The Trust currently offers four series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, started in June of 1987, Baron Growth Fund, started in January of 1995, Baron Small Cap Fund, started in October of 1997, and Baron iOpportunity Fund, started in February of 2000. The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.
(a) SECURITY VALUATION. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued based on the last sale price or, where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.
(b) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSE ALLOCATION. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Common expenses of the Funds are allocated on a basis deemed fair and equitable by the Trustees, usually on the basis of average net assets. Direct expenses are charged to each Fund on a specific identification basis.
(c) FEDERAL INCOME TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.
(d) RESTRICTED SECURITIES. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.
(e) ORGANIZATION COSTS. Costs incurred in connection with the organization and initial registration of Baron Growth Fund and Baron Small Cap Fund have been deferred and are being amortized on a straight-line basis over a five-year period. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), agreed to make advances for organization expenses incurred and will be reimbursed as the costs are amortized.
(f) DISTRIBUTIONS. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and distributions from REIT's. For the year ended September 30, 2000, the following amounts were reclassified for federal income tax purposes:

                             Undistributed           Undistributed
Fund                     Net Investment Income    Realized Gain/Loss    Capital-Paid-in
----                    -----------------------  --------------------  ----------------
Baron Asset Fund              $59,042,149           ($ 74,934,233)       $ 15,892,084
Baron Growth Fund               4,368,281             (12,594,043)          8,225,762
Baron Small Cap Fund            8,819,015                (594,482)         (8,224,533)

(g) SHORT-TERM TRADING FEE. Baron iOpportunity Fund imposes a 1% short-term trading fee on redemptions and exchanges of shares held for less than 180 days. The fee is retained by Baron iOpportunity for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges, offset the portfolio transaction costs and facilitate portfolio management. The fee is accounted for as an addition to paid in capital.
(h) USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
(2) PURCHASES AND SALES OF SECURITIES.
Purchases and sales of securities, other than short term securities, for the year ended September 30, 2000 were as follows:

Fund                           Purchases            Sales
----                        ---------------   -----------------
Baron Asset Fund             $134,953,617      $2,311,730,990
Baron Growth Fund            $223,104,210      $  209,306,815
Baron Small Cap Fund         $520,266,453      $  478,684,100
Baron iOpportunity Fund      $241,314,985      $   46,569,848

--------------------------------------------------------------------------------
(3) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
(a) INVESTMENT ADVISORY FEES. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of BCG, serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of each Fund's average daily net asset value. For Baron iOpportunity Fund, the Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.50% of average net assets.

                             B A R O N   F U N D S

(b) DISTRIBUTION FEES. BCI is a registered broker dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets. Brokerage transactions for the Funds may be effected by or through BCI. During the year ended September 30, 2000, BCI earned brokerage commissions as follows:


Fund                                  Commissions
------------------------              ------------
Baron Asset Fund                       $3,184,110
Baron Growth Fund                      $  352,202
Baron Small Cap Fund                   $  783,107
Baron iOpportunity Fund                $  290,864

(c) TRUSTEE FEES. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.


--------------------------------------------------------------------------------
(4) POST OCTOBER LOSSES.
Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. These deferrals can be used to offset future capital gains at September 30, 2001. Baron iOpportunity Fund had post October losses of $11,138,289.


--------------------------------------------------------------------------------
(5) LINE OF CREDIT.
Baron Asset Fund, Baron Growth Fund, and Baron Small Cap Fund have entered into a line of credit agreement with the custodian bank to be used for temporary purposes, primarily for financing redemptions. The agreement provides that Baron Asset Fund may borrow up to 5% of the value of its net assets. Baron Growth Fund and Baron Small Cap Fund may borrow up to 15% of each Fund's respective net assets. The aggregate outstanding principal amount of all loans to any of the Funds may not exceed $50,000,000. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the Federal Funds Rate plus a margin of 0.875% to 2.00% depending on the duration of the loan. A commitment fee of 0.125% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds. During the year ended September 30, 2000, Baron Asset Fund had an average daily balance on the line of credit of $17,980,556 at a weighted average interest rate of 7.71%, and Baron Growth Fund had an average daily balance of $187,346 at a weighted average interest rate of 7.82%. At September 30, 2000, there were no loans outstanding under the line of credit.

                             B A R O N   F U N D S

--------------------------------------------------------------------------------
(6) RESTRICTED SECURITIES.

A summary of the restricted securities held at September 30, 2000 follows:

BARON ASSET FUND

                                                                             Acquisition
Name of Issuer                                                                  Date            Value
--------------                                                              ------------   --------------
Common Stock
 Vail Resorts, Inc. Class A                                                   05/14/98      $ 76,950,000
 XM Satellite Radio Hldgs., Inc., Class A                                     01/15/99        56,623,656
Convertible Preferred Stock
 Apollo International, Inc.                                                   07/21/99         1,000,008
 Chesapeake Healthcare Corp.                                                  12/03/98         4,000,196
 XM Satellite Radio Hldgs., Inc. 8.25% Series C Conv. Pfd due 2012            07/07/00        46,429,080
Warrants
 CoreComm, Ltd. Warrants Exp 05/26/2002                                       11/17/99                 0
 Prison Realty Trust, Inc. Warrants Exp 09/2005                               09/29/00         1,670,213
                                                                                            ------------
 Total Restricted Securities: (Cost $171,345,112) (3.80% of Net Assets)                     $186,673,153
                                                                                            ============

BARON GROWTH FUND

                                                                            Acquisition
Name of Issuer                                                                 Date           Value
------------------------------------------------------------------------   ------------   -------------
Common Stock
 Bingham Financial Services Corp.                                            04/27/99      $  166,254
 drugstore.com, Inc.                                                         07/31/00       6,767,088
Warrants
 CoreComm, Ltd. Warrants Exp 05/26/2002                                      11/17/99               0
                                                                                           ----------
 Total Restricted Securities: (Cost $16,084,370) (1.30% of Net Assets)                     $6,933,342
                                                                                           ==========

BARON SMALL CAP FUND

                                                                                     Acquisition
Name of Issuer                                                                          Date        Value
---------------------------------------------------------------------------------   ------------   -------
Warrants
 CoreComm, Ltd. Warrants Exp 05/26/2002 (Cost $1,473,750) (0.00% of Net Assets)       11/17/99     $  0
                                                                                                   ====


BARON iOPPORTUNITY FUND

                                                                          Acquisition
Name of Issuer                                                               Date           Value
--------------                                                            ------------   -------------
Common Stock
 drugstore.com, Inc.                                                       07/31/00      $1,230,379

Convertible Preferred Stock
 XM Satellite Radio Hldgs., Inc. 8.25% Series C Conv. Pfd due 2012         07/07/00       2,995,520
                                                                                         ----------

Total Restricted Securities: (Cost $4,023,957) (2.25% of Net Assets)                     $4,225,899
                                                                                         ==========

--------------------------------------------------------------------------------
(7) CAPITAL CONTRIBUTION.
On March 19, 1999 and on July 11, 2000, the adviser reimbursed Baron Asset Fund $1,584,375 and $799,873, respectively, for the realized loss relating to the 10/07/98 purchase of 650,000 shares of AMF Bowling, Inc. Baron Asset Fund recorded capital contributions for both reimbursements. The Adviser did not receive any shares of Baron Asset Fund in exchange for these contributions. For tax purposes, these capital contributions reduced the realized loss on the sale of the 650,000 shares of AMF Bowling, Inc.

--------------------------------------------------------------------------------
(8) PROFESSIONAL FEES.
Baron Asset Fund, Baron Growth Fund and Baron iOpportunity Fund have entered into an agreement with an investment banking firm to advise them with respect to their investments in Sotheby's Holdings, Inc. For the year ended September 30, 2000, professional fees accrued were as follows: Baron Asset Fund, $848,753; Baron Growth Fund, $15,204; Baron iOpportunity, $6,257.

                             B A R O N   F U N D S

--------------------------------------------------------------------------------
(9) INVESTMENT IN "AFFILIATES"*

BARON ASSET FUND

                                        Balance of          Gross        Gross Sales
                                      Shares Held on      Purchases          and
           Name of Issuer              Sep. 30, 1999    and Additions     Reductions
-----------------------------------  ----------------  ---------------  -------------
Alexander's, Inc.                          350,900
AMF Bowling, Inc.                       10,210,000                       10,210,000
Avatar Holdings, Inc.                      750,000                          750,000
Bristol Hotels & Resorts Co.             2,100,750                        2,100,750
Caliber Learning Network, Inc.             804,600                          804,600
Choice Hotels Intl., Inc.               13,225,300                           20,000
ChoicePoint, Inc. +                      1,640,000        1,640,000           3,600
CoreComm, Ltd. #                         2,205,000        1,117,500          18,500
CoreComm, Ltd. Warrants Exp                      0           75,000
 05/26/2002++
Counsel Corp.                            2,170,000                        2,170,000
Cross Timbers Oil Co.                    4,375,000                        4,375,000
DeVry, Inc.                              5,150,000           70,000         144,400
Dollar Tree Stores, Inc.%                3,750,000        1,352,000       1,262,600
DVI, Inc.                                1,680,000                          301,400
Education Management Corp.               2,900,000                           75,000
Ethan Allen Interiors, Inc.              1,639,500          610,500           5,000
Flextronics Intl. Ltd. $                 2,800,000        2,800,000       1,514,000
Hispanic Broadcasting Corp.***           2,800,000        1,245,000       1,850,000
Industrie Natuzzi SPA ADR                5,687,000                        2,612,000
ITT Educational Services, Inc.           2,000,000                        2,000,000
Learning Tree Intl., Inc.                2,000,000                        2,000,000
Libbey, Inc.                             2,920,000                          175,000
Manor Care, Inc.                        10,400,000                        3,407,000
Motient Corp. (formerly American         3,500,000                           13,900
 Mobile Satellite Corp.)
OM Group, Inc.                           2,367,500                            7,200
Robert Half Intl., Inc. $$               7,100,000        6,100,000       1,244,800
Saga Communications, Inc., Cl A @        2,937,002          734,250           6,500
Seacor Smit, Inc. @@                     1,300,000          540,000         287,800
Smart and Final, Inc.                    3,393,500                          833,500
Sotheby's Holdings, Inc. Class A        20,775,000                          771,600
Southern Union Co. ##                    2,230,000          640,000           3,100
Sun Intl. Hotels, Ltd.                   3,315,000                        1,232,294
Sunburst Hospitality Corp.               3,975,036                        3,975,036
Vail Resorts, Inc. Class A              10,066,000                           20,400

                                        Balance of                                Dividend
                                      Shares Held on          Value                Income
           Name of Issuer              Sep. 30, 2000      Sep. 30, 2000     Oct. 1-Sep. 30, 2000
-----------------------------------  ----------------  ------------------  ---------------------
Alexander's, Inc.                          350,900       $   28,686,075
AMF Bowling, Inc.                                0
Avatar Holdings, Inc.                            0
Bristol Hotels & Resorts Co.                     0
Caliber Learning Network, Inc.                   0
Choice Hotels Intl., Inc.               13,205,300          145,258,300
ChoicePoint, Inc. +                      3,276,400          150,304,850
CoreComm, Ltd. #                         3,304,000           26,225,500
CoreComm, Ltd. Warrants Exp                 75,000                    0
 05/26/2002++
Counsel Corp.                                    0
Cross Timbers Oil Co.                            0                               $   26,000
DeVry, Inc.                              5,075,600          190,969,450
Dollar Tree Stores, Inc.%                3,839,400                    **
DVI, Inc.                                1,378,600           26,796,538
Education Management Corp.               2,825,000           76,098,438
Ethan Allen Interiors, Inc.              2,245,000           63,561,562             331,720
Flextronics Intl. Ltd. $                 4,086,000                    **
Hispanic Broadcasting Corp.***           2,195,000                    **
Industrie Natuzzi SPA ADR                3,075,000           37,476,563           5,199,280
ITT Educational Services, Inc.                   0
Learning Tree Intl., Inc.                        0
Libbey, Inc.                             2,745,000           85,438,125             837,300
Manor Care, Inc.                         6,993,000          109,702,687
Motient Corp. (formerly American         3,486,100           49,241,162
 Mobile Satellite Corp.)
OM Group, Inc.                           2,360,300          102,968,088           1,018,025
Robert Half Intl., Inc. $$              11,955,200          414,696,000
Saga Communications, Inc., Cl A @        3,664,752           60,468,408
Seacor Smit, Inc. @@                     1,552,200           72,371,325
Smart and Final, Inc.                    2,560,000           18,080,000
Sotheby's Holdings, Inc. Class A        20,003,400          497,584,575           2,077,500
Southern Union Co. ##                    2,866,900           56,800,457
Sun Intl. Hotels, Ltd.                   2,082,706           40,092,090
Sunburst Hospitality Corp.                       0
Vail Resorts, Inc. Class A              10,045,600          199,373,400
                                                         --------------
                                                         $2,452,193,593          $9,489,825
                                                         ==============          ==========

* "Affiliated" issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Asset Fund held 5% or more of the outstanding voting securities as of September 30, 2000.
**  As of September 30, 2000, no longer an affiliate.
+   Received 1,640,000 shares from 2:1 stock split.
#   Received 1,107,500 shares from 3:2 stock split.
++  Received 25,000 warrants from 3:2 split.
%   Received 1,350,000 shares from 3:2 stock split.
$   Received 2,800,000 shares from 2:1 stock split.
*** Received 1,245,000 shares from 2:1 stock split.
$$  Received 6,100,000 shares from 2:1 stock split.
@   Received 734,250 shares from 5:4 stock split
@@  Received 540,000 shares from 3:2 stock split.
##  Received 136,250 shares from 5% stock dividend.

                             B A R O N   F U N D S

--------------------------------------------------------------------------------
(9) INVESTMENT IN "AFFILIATES"* (continued)


BARON SMALL CAP FUND

                                     Balance of          Gross        Gross Sales
                                   Shares Held on      Purchases          and
         Name of Issuer             Sep. 30, 1999    and Additions     Reductions
--------------------------------  ----------------  ---------------  -------------
AVTEAM, Inc.                            750,000                          750,000
Career Education Corp.@                 893,900        1,106,100         300,000
Equity Marketing, Inc.                  300,000          125,000          50,000
IT Group, Inc.                        1,350,000                        1,350,000
Mortons Restaurant Group, Inc.          350,000           25,000          50,000



                                     Balance of                             Dividend
                                   Shares Held on        Value               Income
         Name of Issuer             Sep. 30, 2000    Sep. 30, 2000    Oct. 1-Sep. 30, 2000
--------------------------------  ----------------  ---------------  ---------------------
AVTEAM, Inc.                                  0
Career Education Corp.@               1,700,000       $75,650,000
Equity Marketing, Inc.                  375,000         5,109,375
IT Group, Inc.                                0
Mortons Restaurant Group, Inc.          325,000         6,581,250
                                                      -----------            ------
                                                      $87,340,625            $    0
                                                      ===========            ======

* Affiliated issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Small Cap Fund held 5% or more of the outstanding voting securities as of September 30, 2000.
@   Received 1,000,000 shares from 2:1 stock split.

                             B A R O N   F U N D S

--------------------------------------------------------------------------------
(10) FINANCIAL HIGHLIGHTS

BARON ASSET FUND
Selected data for a share of beneficial interest outstanding throughout each year:
--------------------------------------------------------------------------------

                                                                 Year Ended September 30,
                                                   2000              1999            1998            1997
                                             ----------------  ---------------  -------------  ---------------
Net asset value, beginning of year             $     51.57       $     39.96     $    47.43      $     35.50
                                               -----------       -----------     ----------      -----------
Income from investment operations
Net investment income (loss)                         (0.76)            (0.30)          0.05            (0.14)
Net realized and unrealized gains
 (losses) on investments                             12.53             11.94          (7.52)           12.11
                                               -----------       -----------     ----------      -----------
  Total from investment operations                   11.77             11.64          (7.47)           11.97
                                               -----------       -----------     ----------      -----------
Less distributions
Dividends from net investment income                  0.00             (0.04)          0.00             0.00
Distributions from net realized gains                 0.00              0.00           0.00            (0.04)
                                               -----------       -----------     ----------      -----------
  Total distributions                                 0.00             (0.04)          0.00            (0.04)
                                               -----------       -----------     ----------      -----------
Capital contribution                                  0.01              0.01           0.00             0.00
                                               -----------       -----------     ----------      -----------
Net asset value, end of year                   $     63.35       $     51.57     $    39.96      $     47.43
                                               ===========       ===========     ==========      ===========
  Total return                                        22.8%#            29.2%*        (15.7%)           33.8%
                                               -----------       -----------     ----------      -----------
Ratios/Supplemental data
Net assets (in millions), end of year          $   4,917.4       $   5,863.1     $  4,410.5      $   3,224.5
Ratio of expenses to average net assets               1.36%             1.31%          1.32%            1.35%
Less: Ratio of interest expense to average
 net assets                                          (0.03%)            0.00%          0.00%            0.00%
                                               -----------       -----------    -----------      -----------
Ratio of operating expenses to average
 net assets                                           1.33%             1.31%          1.32%            1.35%
                                               ===========       ===========    ===========      ===========
Ratio of net investment income (loss) to
 average net assets                                 (1.09%)            (0.57%)         0.11%           (0.52%)
Portfolio turnover rate                               2.51%            15.64%         23.43%           13.23%

                                                                           Year Ended September 30,
                                                   1996            1995          1994         1993         1992         1991
                                             ---------------  -------------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $     29.30      $   22.82     $  21.91     $  16.20     $  14.80     $  10.88
                                               -----------      ---------     --------     --------     --------     --------
Income from investment operations
Net investment income (loss)                         (0.06)         (0.09)       (0.14)       (0.13)       (0.08)        0.07
Net realized and unrealized gains
 (losses) on investments                              6.29           7.23         1.82         6.00         1.52         4.05
                                               -----------      ---------     --------     --------     --------     --------
  Total from investment operations                    6.23           7.14         1.68         5.87         1.44         4.12
                                               -----------      ---------     --------     --------     --------     --------
Less distributions
Dividends from net investment income                  0.00           0.00         0.00         0.00        (0.04)       (0.20)
Distributions from net realized gains                (0.03)         (0.66)       (0.77)       (0.16)        0.00         0.00
                                               -----------      ---------     --------     --------     --------     --------
  Total distributions                                (0.03)         (0.66)       (0.77)       (0.16)       (0.04)       (0.20)
                                               -----------      ---------     --------     --------     --------     --------
Capital contribution                                  0.00           0.00         0.00         0.00         0.00         0.00
                                               -----------      ---------     --------     --------     --------     --------
Net asset value, end of year                   $     35.50      $   29.30     $  22.82     $  21.91     $  16.20     $  14.80
                                               ===========      =========     ========     ========     ========     ========
  Total return                                        21.3%          32.3%         8.0%        36.5%         9.7%        38.3%
                                               -----------      ---------     --------     --------     --------     --------
Ratios/Supplemental data
Net assets (in millions), end of year          $   1,166.1       $  290.0      $  80.3      $  59.9      $  43.8      $  47.4
Ratio of expenses to average net assets               1.40%          1.44%        1.59%        1.85%        1.68%        1.70%
Less: Ratio of interest expense to average
 net assets                                           0.00%          0.00%        0.00%        0.00%        0.00%        0.00%
                                               -----------      ---------     --------     --------     --------     --------
Ratio of operating expenses to average
 net assets                                           1.40%          1.44%        1.59%        1.85%        1.68%        1.70%
                                               ===========      =========     ========     ========     ========     ========
Ratio of net investment income (loss) to
 average net assets                                 (0.29%)      (  0.55%)     ( 0.71%)     ( 0.69%)     ( 0.53%)       0.49%
Portfolio turnover rate                              19.34%         35.15%       55.87%      107.94%       95.45%      142.73%

# Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.02%.
* Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.03%.

BARON GROWTH FUND
Selected data for a share of beneficial interest outstanding throughout each year:
--------------------------------------------------------------------------------

                                                           Year Ended September 30,
                                                              2000           1999
                                                         -------------  -------------
Net asset value, beginning of year                         $   29.06      $   20.32
                                                           ---------      ---------
Income from investment operations
Net investment income (loss)                                   (0.26)         (0.04)
Net realized and unrealized gains (losses) on
 investments                                                    5.34           8.82
                                                           ---------      ---------
  Total from investment operations                              5.08           8.78
                                                           ---------      ---------
Less distributions
Dividends from net investment income                            0.00          (0.04)
Distributions from net realized gains                          (1.88)          0.00
                                                           ---------      ---------
  Total distributions                                          (1.88)         (0.04)
                                                           ---------      ---------
Net asset value, end of year                               $   32.26      $   29.06
                                                           =========      =========
  Total return                                                  18.6%          43.2%
                                                           ---------      ---------
Ratios/Supplemental data
Net assets (in millions), end of year                      $   533.4       $  439.4
Ratio of total expenses to average net assets                   1.36%          1.40%
Less: Ratio of interest expense to average net assets           0.00%         (0.03%)
                                                           ---------      ---------
Ratio of operating expenses to average net assets               1.36%          1.37%
                                                           =========      =========
Ratio of net investment income (loss) to average net
 assets                                                        (0.78%)        (0.20%)
Portfolio turnover rate                                        39.00%         53.36%



                                                                       Year Ended September 30,
                                                              1998         1997         1996          1995*
                                                           ---------     --------     --------      --------
Net asset value, beginning of year                         $   24.89     $  18.40     $  14.77      $  10.00
                                                           ---------     --------     --------      --------
Income from investment operations
Net investment income (loss)                                    0.06         0.06         0.11          0.04
Net realized and unrealized gains (losses) on
 investments                                                   (4.56)        6.68         3.66          4.73
                                                           ---------     --------     --------      --------
  Total from investment operations                             (4.50)        6.74         3.77          4.77
                                                           ---------     --------     --------      --------
Less distributions
Dividends from net investment income                           (0.02)       (0.09)       (0.04)         0.00
Distributions from net realized gains                          (0.05)       (0.16)       (0.10)         0.00
                                                           ---------     --------     --------      --------
  Total distributions                                          (0.07)       (0.25)       (0.14)         0.00
                                                           ---------     --------     --------      --------
Net asset value, end of year                               $   20.32     $  24.89     $  18.40      $  14.77
                                                           =========     ========     ========      ========
  Total return                                                 (18.1%)       37.1%        25.8%         47.7%
                                                           ---------     --------     --------      --------
Ratios/Supplemental data
Net assets (in millions), end of year                      $   315.6      $ 390.8      $ 207.2       $  28.6
Ratio of total expenses to average net assets                   1.43%        1.40%        1.54%         1.99%**
Less: Ratio of interest expense to average net assets          (0.06%)       0.00%        0.00%         0.00%
                                                           ---------     --------     --------      ---------
Ratio of operating expenses to average net assets               1.37%        1.40%        1.54%         1.99%**
                                                           =========     ========     ========      =========
Ratio of net investment income (loss) to average net
 assets                                                         0.21%        0.37%        1.20%         1.13%**
Portfolio turnover rate                                        40.38%       25.17%       40.27%        40.56%

* For the period January 3, 1995 (Commencement of Operations) to September 30, 1995.
** Annualized.
The Fund's custodian's offset of custody fees amounted to less than $0.01 per share in 1996 and 1995.
The expense offset amounts are included in expense data above.

                             B A R O N   F U N D S

--------------------------------------------------------------------------------
(10) Financial Highlights (continued)
BARON SMALL CAP FUND
Selected data for a share of beneficial interest outstanding throughout each year:
--------------------------------------------------------------------------------

                                                                 Year ended September 30,
                                                            2000           1999            1998
                                                       -------------   ------------   -------------
Net asset value, beginning of year                       $  13.37        $   8.61       $  10.00
                                                         --------        --------       --------
Income from investment operations
Net investment loss                                         (0.16)          (0.10)         (0.02)
Net realized and unrealized gains (losses) on
 investments                                                 2.84            4.86          (1.37)
                                                         --------        --------       --------
  Total from investment operations                           2.68            4.76          (1.39)
                                                         --------        --------       --------
Less distributions
Dividends from net investment income                         0.00            0.00           0.00
Distributions from net realized gains                        0.00            0.00           0.00
                                                         --------        --------       --------
  Total distributions                                        0.00            0.00           0.00
                                                         --------        --------       --------
Net asset value, end of year                             $  16.05        $  13.37       $   8.61
                                                         ========        ========       ========
  Total return                                               20.0%           55.3%         (13.9%)
                                                         --------        --------       --------
Ratios/Supplemental data
Net assets (in millions), end of year                    $  879.5         $ 715.7       $  403.7
Ratio of expenses to average net assets                      1.33%           1.34%          1.39%
Ratio of net investment loss to average net assets          (0.90%)         (0.99%)        (0.20%)
Portfolio turnover rate                                     53.18%          42.69%         59.68%

BARON i OPPORTUNITY FUND
Selected data for a share of beneficial interest outstanding throughout the period:
--------------------------------------------------------------------------------

                                                                For the Period
                                                              February 29, 2000
                                                         (Commencement of Operations)
                                                              September 30, 2000
                                                        -----------------------------
Net asset value, beginning of period                             $    10.00
                                                                 ----------
Income from investment operations
Net investment income                                                  0.03
Net realized and unrealized loss on investments                       (1.28)
                                                                 ----------
  Total from investment operations                                    (1.25)
                                                                 ----------
Less distributions
Dividends from net investment income                                   0.00
Distributions from net realized gains                                  0.00
                                                                 ----------
  Total distributions                                                  0.00
                                                                 ----------
Redemption fees added to paid in capital                               0.01
                                                                 ----------
Net asset value, end of period                                   $     8.76
                                                                 ==========
  Total return @                                                      (12.4%)
                                                                 ----------
Ratios/Supplemental data
Net assets (in millions), end of period                          $    188.2
Ratio of total expenses to average net assets                          1.53%**
Less: Expense reimbursement by investment adviser                     (0.03%)**
                                                                 ----------
Ratio of net expenses to average net assets                            1.50%**
                                                                 ==========
Ratio of net investment income to average net assets                   0.46%**
Portfolio turnover rate                                               31.47%

** Annualized.
@ The total returns would have been lower had certain expenses not been reduced during the periods shown.

                             B A R O N   F U N D S


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
------------------------
TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES OF
BARON ASSET FUND
------------------------

  In our opinion, the accompanying statements of assets and liabilities and statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baron Asset Fund (comprising, respectively, Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund (collectively the "Funds") at September 30, 2000, the results of each of their operations for the periods then ended, the changes in each of their net assets for the periods then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


                                            PricewaterhouseCoopers LLP


New York, New York
November 13, 2000



--------------------------------------------------------------------------------
  Any statements contained in this annual report which are not historical facts are forward-looking statements; and, therefore, many important factors could cause actual results to differ materially from those in the forward-looking statements. Such factors include, but are not limited to, changes (legislative or otherwise) in the industries in which the Funds invest, as well as changes relating to taxes and mutual funds. The "Investment Policies and Risks" section of the Prospectus discusses certain factors that could cause actual results to differ materially from those in such forward-looking statements.

                           B A R O N      F U N D S

[GRAPH]

            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
              IN BARON ASSET FUND IN RELATION TO THE RUSSELL 2000*


                                   Baron Asset Fund      Russell 2000
                                   ----------------      ------------
               6/12/1987                10,000              10,000
               1987                     11,950              10,479
               1988                     13,234               9,353
               1989                     18,521              11,366
               1990                     12,838               8,282
               1991                     17,760              12,018
               1992                     19,484              13,091
               1993                     26,595              17,436
               1994                     28,728              17,892
               1995                     38,003              22,079
               1996                     46,098              24,979
               1997                     61,656              33,269
               1998                     51,946              26,943
               1999                     67,092              32,080
               2000                     82,416              39,584

Information Presented by Fiscal Year as of September 30

Past performance is not predictive of future performance
*The Russell 2000 is an unmanaged index of small and mid-size companies

--------------------------------------------------------------------------------
BARON ASSET FUND

Baron Asset Fund's performance in the fiscal year ended September 30, 2000 was strong. The Fund gained 22.8% during the year, matching the strong performance of the Russell 2000, +23.4%, and significantly outperformed the S&P 500, which gained 13.3%.

Baron Asset Fund invests in small and medium sized companies. In the seventeen-year period since 1983 the performance of market averages that represent small companies have significantly under-performed market averages that represent more established, large companies. Small cap stocks normally trade at valuations relative to their earnings substantially above those of large cap stocks, reflecting superior growth expectations. As we began fiscal year 2000 small cap stocks traded at valuations relative to their earnings about equal to large cap companies, which by historical standards would be considered very attractive levels. In both prior instances these attractive valuations led to multi-year small cap rallies. The relative bear market in small cap stocks showed signs of reversing in the first half of fiscal year 2000 but seemed to fizzle out in the second half of the year. While the Russell 2000, +23.4%, significantly outperformed the S&P 500, +13.3%, we believe small cap stocks in general remain very attractively priced relative to larger companies.

Baron Asset Fund invests in businesses for the long term. The average turnover of the Fund over the last five years was under 15% per year. While historically active trading by mutual funds has not contributed positively to investment returns, given the unusually high level of market volatility over the last year, more active traders have recently performed better than buy-and-hold long-term investors. Our strategy has not changed. We seek to purchase what we believe are great businesses with exciting growth opportunities at value based attractive prices for the long-term. Even though "investing" appears to be out of favor, if we can purchase businesses that we believe will at least double in size within four years, and purchase them at reasonable prices, we will, over time, generate attractive returns for investors. We believe the trading era long-term will once again lead to superior returns as compared to trading.

The Fund's performance was not uniform across the year. Baron Asset Fund performed extremely well in the first two quarters of the fiscal year and in the Fund's fiscal fourth quarter. The Fund gained 37.2% in the three quarters and outperformed the performance of the Russell 2000, +28.2%. The Fund performed poorly in the fiscal third quarter losing 10.5% as compared to a much smaller Russell 2000 loss, -3.8%. While the Fund has, on average, historically outperformed the Russell 2000 during down quarters, this was not the case in the spring quarter, and therefore, a cause for significant disappointment.

The performance of Baron Asset Fund was not uniform across sectors. The Fund realized large gains in Financial Services, Business Services and Education. The latter two sectors rebounding from weak performance a year ago. The Fund realized losses in the Communication and Recreation & Resorts sectors. The Communication and Media & Entertainment sectors performed especially poorly in the second half of the fiscal year.

In fiscal year 2001, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. The companies will continue to be identified through our independent research efforts. Companies in which we invest will have what we believe to be the potential to increase in price at least 50% over the next two years. The Fund will remain diversified not only by industry and investment theme, but also by external factors we have identified that could affect company performance. This approach to investing in companies, not trading of stocks, could allow the Fund to continue to produce above average rates of return while keeping an attractive risk profile. The attractive valuation levels that we perceive of companies within the small cap universe and the current prices of some of our longer term core positions, especially in the media and communication sectors, leave us looking forward to a successful 2001.

                           B A R O N      F U N D S

[GRAPH]

            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
              IN BARON GROWTH FUND IN RELATION TO THE RUSSELL 2000*


                                  Baron Growth Fund      Russell 2000
                                  -----------------      ------------
               1/1/1995                 10,000              10,000
               1995                     14,770              12,573
               1996                     18,575              14,224
               1997                     25,469              18,945
               1998                     20,855              15,342
               1999                     29,868              18,268
               2000                     35,431              22,541


Information Presented by Fiscal Year as of September 30

Past performance is not predictive of future performance
*The Russell 2000 is an unmanaged index of small and mid-size companies

--------------------------------------------------------------------------------
BARON GROWTH FUND

Baron Growth Fund's performance in the fiscal year ended September 30, 2000 was satisfactory in absolute terms but lagged the Russell 2000, an index of small cap stocks. The Fund gained 18.6% during the year and under-performed the Russell 2000 index which gained 23.4% and outperformed the S&P 500 which gained 13.3%.

Baron Growth Fund invests in small sized companies. In the seventeen-year period since 1983 the performance of market averages that represent small companies has significantly under-performed market averages that represent more established, large companies. Small cap stocks normally trade at valuations relative to their earnings substantially above those of large cap stocks, reflecting superior growth expectations. As we began fiscal year 2000 small cap stocks traded at valuations relative to their earnings about equal to large cap companies, which by historical standards would be considered very attractive levels. In both prior instances these attractive valuations led to multi-year small cap rallies. The relative bear market in small cap stocks showed signs of reversing in the first half of fiscal year 2000 but seemed to fizzle out in the second half of the year. While the Russell 2000, +23.4%, significantly outperformed the S&P 500, +13.3%, we believe small cap stocks in general remain very attractively priced relative to larger companies. Baron Growth Fund has historically significantly outperformed the small cap averages. Towards the end of the year the Fund reduced its position in larger companies to better position the Fund to be able to take advantage of the opportunities that now exist in the small cap universe.

The Fund's performance was not uniform across the year. Baron Growth Fund performed exceedingly well in the fiscal first quarter +23.9%, as compared to the Russell 2000, +18.4%. The Fund lost 4.3% in the remaining three quarters of the fiscal year as compared to a gain of 4.2% for the Russell 2000.

The performance of Baron Growth Fund was not uniform across sectors. The Fund performed well with its investments in Financial Services, Business Services, Education, Manufacturing and Media & Entertainment. There were no sectors in which the Fund was significantly impacted negatively for the entire fiscal year. The Fund's strong fiscal first quarter performance was lead by its investments in Communications and Media & Entertainment. However, its Media & Entertainment holdings hurt performance in the fiscal second quarter, Communication positions hurt performance in the fiscal third quarter, and both sectors performed poorly in the fiscal fourth quarter. Many of these positions experienced severe price declines from their earlier year highs as the year progressed.

In fiscal 2001 the Fund will continue to be invested in small companies that we believe have the potential to appreciate in value at least 50% during the next two years. The Fund's portfolio is well positioned to take advantage of the attractive valuations that we believe continue to exist within the small cap universe.

                           B A R O N      F U N D S

            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP FUND IN RELATION TO THE RUSSELL 2000*

[GRAPH]

                                      Baron Small
                                       Cap Fund          Russell 2000
                                      -----------        ------------
               10/1/1997                10,000              10,000
               1998                      8,610               8,085
               1999                     13,370               9,626
               2000                     16,050              11,878

Information Presented by Fiscal Year as of September 30

Past performance is not predictive of future performance
*The Russell 2000 is an unmanaged index of small and mid-size companies

--------------------------------------------------------------------------------
BARON SMALL CAP FUND

Baron Small Cap Fund's performance in the fiscal year ended September 30, 2000 was satisfactory in absolute terms but lagged the Russell 2000, an index of small cap stocks. The Fund gained 20.0% during the year and under-performed the Russell 2000 index which gained 23.4% and outperformed the S&P 500 which gained 13.3%.

Baron Small Cap Fund invests in small sized companies. In the seventeen-year period since 1983 the performance of market averages that represent small companies has significantly under-performed market averages that represent more established, large companies. Small cap stocks normally trade at valuations relative to their earnings substantially above those of large cap stocks, reflecting superior growth expectations. As we began fiscal year 2000 small cap stocks traded at valuations relative to their earnings about equal to large cap companies, which by historical standards would be considered very attractive levels. In both prior instances these attractive valuations led to multi-year small cap rallies. The relative bear market in small cap stocks showed signs of reversing in the first half of fiscal year 2000 but seemed to fizzle out in the second half of the year. While the Russell 2000, +23.4%, significantly outperformed the S&P 500, +13.3%, we believe small cap stocks in general remain very attractively priced relative to larger companies. In the three years since the Fund's inception Baron Small Cap Fund has dramatically outperformed the small cap averages. On a cumulative basis the Fund's return in the three-year period is +60.5% versus +19.0% for the Russell 2000. The Fund is well positioned to take advantage of the opportunities that now exist in the small cap universe.

The Fund's performance was not uniform across the year. Baron Small Cap Fund performed exceedingly well in the fiscal first quarter, +34.6%, as compared to Fund performed poorly in the fiscal fourth quarter losing 10.3% as compared to a 1.1% gain for the Russell 2000. While the Fund experienced significant volatility in the fiscal year, we believe the Fund's value disciplines will more than offset the Fund's concentration in generating less volatile performance in the years ahead as it has historically.

The performance of Baron Small Cap Fund was not uniform across sectors. The Fund realized large gains in Business Services, Education and Health Care services. The Communications and Media & Entertainment sectors contributed negatively to performance after stellar contributions a year ago. These sectors contributed very positively to the Fund's strong fiscal first quarter performance, but contributed very negatively to the Fund's performance in the second half of the fiscal year. The Fund's performance volatility is directly related to the volatility of these investments that ran up to record highs earlier in the year only to experience sharp price declines as the year progressed.

In fiscal year 2001, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. The companies will continue to be identified through our independent research efforts. Companies in which we invest will have the potential to increase in price at least 50% over the next two years. The Fund will continue to invest in smaller "Growth Companies", "Fallen Angels" and "Special Situations". The Communications and Media & Entertainment sectors at current prices are very attractively priced and we believe will contribute to strong performance over the next year. The attractive valuation levels that we perceive of companies within the small cap universe leave us looking forward to a successful 2001.

                           B A R O N      F U N D S

[GRAPH]

            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN BARON iOPPORTUNITY FUND IN RELATION TO THE
               MORGAN STANLEY INTERNET INDEX & NASDAQ COMPOSITE*

                                         Baron
                                     iOpportunity        Russell
                                     ------------        -------
               2/29/2000                10,000           10,000
               2000                      8,760            9,087


Information Presented by Fiscal Year as of September 30

Past performance is not predictive of future performance
*The Nasdaq Composite and the Morgan Stanley Internet Index are unmanaged indexes. The Nasdaq Composite tracks the performance of market-value weighted common stocks listed on Nasdaq: The Morgan Stanley Internet Index of activity traded, high market cap internet stocks drawn from nine internet subsectors.

--------------------------------------------------------------------------------
BARON iOPPORTUNITY FUND

Baron iOpportunity Fund performed poorly in the seven months since the Fund's inception on February 29, 2000 through September 30, 2000. The Fund lost 12.4%, which compared favorably to the Morgan Stanley Internet Index, -42.0%, and the Nasdaq Composite, -21.8%, over the same period.

Internet related stocks experienced sharp declines in the period since the Fund's inception earlier this year. Baron iOpportunity Fund, like the other Baron Funds, has a value purchase discipline while investing in growth companies. The Fund seeks to make investments for the long term in companies in which we as investors believe we can realize substantial returns while assuming normal valuation parameters by historical standards. The Fund will only invest in companies in which we believe there are barriers to entry and in which we believe the growth and profitability is sustainable for years. We believe the Fund is potentially a more conservative Internet fund because of this investment approach. While the Fund has lost money since its inception, it has significantly outperformed the Internet indices and most of its peers. The sharp decline in prices within this universe of stocks has created unusual opportunities to purchase great businesses at what we believe are very attractive valuations.

The Fund invests across industries in companies benefiting from the Internet and the rapidly changing information technology environment. The Fund experienced the largest losses in the Communication, Consumer Services and Media & Entertainment areas. The Fund experienced gains in the Financial services, Hotels & Lodging, Manufacturing and Real Estate sectors.

In fiscal 2001 the Fund will continue to be invested in Internet-related businesses with what we believe are significant growth opportunities that have least 100% during the next two years. The Fund's portfolio is well positioned to take advantage of the very attractive valuations that we perceive now exist in this universe.

[REGISTERED LOGO]
BARON FUNDS
767 Fifth Avenue
NY, NY  10153
                                     4QR00